                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [X] Preliminary Proxy Statement        [ ] CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED BY
                                                RULE 14a-6(e)(2)
     [ ] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              UOL PUBLISHING, INC.
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                (Name of Registrant as specified in its charter)

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      (Name of person(s) filing proxy statement if other than registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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                           CALCULATION OF FILING FEE

Transaction valuation                                       Amount of filing fee

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
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     (2) Form, Schedule or Registration Statement No.:
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     (3) Filing Party:
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     (4) Date Filed:
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

                              UOL PUBLISHING, INC.
                        8251 Greensboro Drive, Suite 500
                             McLean, Virginia 22102
                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD           , 1999
                               ------------------

TO THE STOCKHOLDERS OF
UOL PUBLISHING, INC.:

     You are invited to attend the Annual Meeting of Stockholders of UOL Publishing, Inc., a Delaware corporation (the "Company"), to be held at the Holiday Inn Tyson's Corner, 1960 Chain Bridge Road, McLean, Virginia on
          ,           , 1999 at 10:00 a.m., for the following purposes:

        1. To elect a board of seven directors;

        2. To amend the Company's Certificate of Incorporation to change the Company's name to VCampus, Inc.;

        3. To reserve an additional 1,000,000 shares for issuance under the Company's 1996 Stock Plan;

        4. To approve a private equity line of credit of up to $3 million, based on availability, with Hambrecht & Quist Guaranty Finance LLC, pursuant to which the Company would issue convertible preferred stock;

        5. To approve the $2.5 million convertible debenture financing with Excalibur Limited Partnership and B.H. Capital Investments, L.P.;

        6. To ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 1999; and

        7. To act upon such other matters as may properly come before the meeting or any adjournment thereof.

The foregoing items are more fully described in the attached Proxy Statement.

     The Board of Directors has fixed the close of business on July 12, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment or adjournments thereof. You are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. You may vote in person at the meeting, even if you returned a proxy.

     The Company's Proxy Statement and proxy is submitted herewith along with the Company's Annual Report to Stockholders for the fiscal year ended December 31, 1998.

                      IMPORTANT -- YOUR PROXY IS ENCLOSED

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO EXECUTE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.

                                          By Order of the Board of Directors

                                               Narasimhan P. Kannan,
                                               Chairman of the Board and
                                               Chief Executive Officer

McLean, Virginia
          , 1999

                              UOL PUBLISHING, INC.
                        8251 Greensboro Drive, Suite 500
                             McLean, Virginia 22102
                               ------------------

                                PROXY STATEMENT
                               ------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                          , 1999

                 INFORMATION CONCERNING SOLICITATION AND VOTING

     The enclosed proxy is solicited by the Board of Directors of UOL Publishing, Inc., a Delaware corporation (the "Company"), for use at the Company's Annual Meeting of Stockholders to be held at the Holiday Inn Tyson's
Corner, 1960 Chain Bridge Road, McLean, Virginia at 10:00 a.m. on           ,
          , 1999, and any adjournments thereof (the "Meeting").

     The cost of soliciting proxies will be borne by the Company. In addition to solicitation of proxies by mail, employees of the Company, without extra remuneration, may solicit proxies personally or by telephone. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners and seeking instruction with respect thereto.

     Copies of this Proxy Statement and accompanying proxy card were mailed to
stockholders on or about           , 1999.

REVOCABILITY OF PROXIES

     You have the power to revoke your proxy at any time before it is voted by giving a later proxy or written notice to the Company (Attention: Corporate Secretary), or by attending the Meeting and voting in person.

VOTING

     When the enclosed proxy is properly executed and returned (and not subsequently properly revoked), the shares it represents will be voted in accordance with the directions indicated thereon, or, if no direction is indicated thereon, it will be voted:

      (i) FOR the election of the seven nominees for director identified below;

      (ii) FOR the amendment of the Company's Certificate of Incorporation to change the Company's name to VCampus, Inc.;

      (iii) FOR the reservation of an additional 1,000,000 shares for issuance under the Company's 1996 Stock Plan;

      (iv) FOR approval of the private equity line of credit with Hambrecht & Quist Guaranty Finance LLC ("H&Q");

      (v) FOR approval of the $2.5 million convertible debenture financing with Excalibur Limited Partnership and B.H. Capital Investments, L.P. (the "Convertible Debenture Financing");

      (vi) FOR ratification of the appointment of Ernst & Young LLP, Vienna, Virginia, as independent auditors of the Company for the fiscal year ending December 31, 1999; and

     (vii) in the discretion of the proxies with respect to any other matters properly brought before the stockholders at the Meeting.

RECORD DATE

     Only the holders of record of the Company's Common Stock, Series C Preferred Stock and Series D Preferred Stock at the close of business on the record date, July 12, 1999 (the "Record Date"), are entitled to notice of and to vote at the Meeting. On the Record Date, 4,811,365 shares of Common Stock, 623,339 shares of Series C Preferred Stock and 1,082,625 shares of Series D Preferred Stock were outstanding. Stockholders will be entitled to one vote for each share of Common Stock held on the Record Date and one vote for each share of Series C Preferred Stock and Series D Preferred Stock held on the Record Date.

APPENDICES

Appendix A -- Private Equity Line of Credit Agreement with H&Q

Appendix B -- Certificate of Designations, Preferences and Rights of Series E
              Convertible Preferred Stock

Appendix C -- Convertible Debenture and Warrants Purchase Agreement with
              Excalibur Limited Partnership and B.H. Capital Investments, L.P.

Appendix D -- Form of Convertible Debenture

                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

NOMINEES

     The Company's Bylaws provide that the number of directors constituting the Board of Directors shall be no less than five nor greater than nine. The number of directors is currently seven, and the number authorized to be elected at the Meeting is seven. Therefore, seven directors are to be elected to serve for one year, until the election and qualification of their successors, and it is intended that proxies, not limited to the contrary, will be voted FOR all of the management nominees named below. If any such nominee is unable or declines to serve as a director at the time of the Meeting, the individuals named in the enclosed proxy may exercise their discretion to vote for any substitute proposed by the Board of Directors. It is not anticipated that any nominee listed below will be unable or will decline to serve as a director. None of the directors or nominees is related by blood, marriage or adoption to any other nominee or any executive officer of the Company.

                           NAME                             AGE   DIRECTOR SINCE
                           ----                             ---   --------------
Narasimhan P. Kannan......................................  50         1984
Edson D. deCastro.........................................  60         1994
Barry K. Fingerhut........................................  53         1996
Kamyar Kaviani............................................  37         1997
William E. Kimberly.......................................  66         1995
John D. Sears.............................................  44         1998
Steven M. H. Wallman......................................  45         1997

     Narasimhan P. "Nat" Kannan has served as Chief Executive Officer and Chairman of the Board of Directors of the Company since he founded the Company in 1984. Prior to founding the Company, he co-founded Ganesa Group, Inc., a developer of interactive graphics and modeling software, in 1981. Prior thereto, he served as a consultant to Booz Allen and Hamilton, Inc., the MITRE Corporation, The Ministry of Industry of the French Government, the Brookhaven and Lawrence Livermore National Laboratories, the White House Domestic Policy Committee on Energy, and Control Data Corporation. He serves on the board of directors of TV on the Web, Inc. He holds a B.S. in Engineering from the Indian Institute of Technology in Madras, India, and he performed advanced graduate work in business and engineering at Dartmouth College.

     Edson D. deCastro has been a director of the Company since 1994. From June 1995 to January 1997 Mr. deCastro served as Chief Executive Officer of Xenometrix, Inc. and served as its Chairman from 1992 until November 1997. Mr. deCastro was the founder of Data General Corporation and served as its Chief Executive Officer from 1968 to 1990. From January 1990 to June 1995, Mr. deCastro was an independent contractor. Mr. deCastro now works as a consultant. Mr. deCastro also serves on the boards of directors of Boston Life Sciences, Inc. and Avax Technologies, Inc., both public companies, and of several private early-stage technology companies. He holds a B.S. in Electrical Engineering from the University of Lowell.

     Barry K. Fingerhut has been a director of the Company since August 1996. Since 1981 he has been employed by GeoCapital, a registered investment advisor, and has served as its Portfolio Manager and President since 1991. Mr. Fingerhut is an officer of the General Partner of each of Wheatley Partners, L.P. and Wheatley Foreign Partners L.P., both investment partnerships. In addition, he is co-founder and General

Partner of Applewood Associates, L.P. and an officer of a General Partner of 21st Century Communications Partners, L.P., also an investment partnership. Mr. Fingerhut serves as a director of Millbrook Press, Inc., Carriage Services, Inc. and several private companies. Mr. Fingerhut holds a B.S. from the University of Maryland and an M.B.A. with a concentration in Finance/Investments from New York University.

     Kamyar Kaviani has been a director since November 1997. Mr. Kaviani joined the Company as Executive Vice President upon the Company's acquisition of HTR in October 1997. Prior to such acquisition, Mr. Kaviani co-founded HTR, Inc. in 1987 and has served as its Chairman and Chief Executive Officer since that time. Mr. Kaviani holds a B.A. in Economics from the University of Maryland.

     William E. Kimberly has been a director of the Company since October 1995. Mr. Kimberly served as the President of the Manchester Group, Ltd., an investment banking firm, from 1990 to 1992, and as Chairman of NAZTEC International Group, Inc., its successor, since 1994. Prior thereto, Mr. Kimberly served in various senior executive capacities for 23 years for Kimberly Clark Corporation. Mr. Kimberly also serves as a director of several private emerging growth companies. He is a member of the Board of Trustees of The Asheville School and the Pan American Development Foundation.

     John D. Sears has been employed in various executive capacities by the University of Phoenix since 1987, currently serving as Vice President of the Office of Institutional Development, and prior thereto as the Vice President of the Center for Distance Education. Mr. Sears holds a B.A. from the University of Notre Dame and a Masters in Business Administration from the University of Denver.

     Steven M. H. Wallman has been a director of the Company since November 1997. From July 1994 to October 1997, Mr. Wallman served as a Commissioner of the U.S. Securities and Exchange Commission. From 1986 to 1994, he was a partner with the law firm of Covington & Burling. Mr. Wallman now serves as a Non-Resident Senior Fellow at The Brookings Institution, Washington, D.C., as a consultant, and since July 1998 has served as the Chief Executive Officer and a director of FolioTrade LLC, a private internet financial services company. He holds an S.B. from the Massachusetts Institute of Technology, an S.M. from the Massachusetts Institute of Technology, Sloan School of Management, and a J.D. from Columbia University School of Law.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The business of the Company is under the general management of the Board of Directors as provided by the laws of Delaware and the Bylaws of the Company. During the fiscal year ended December 31, 1998, the Board of Directors held four formal meetings, excluding actions by unanimous written consent. Each Member of the Board attended at least 75% of the fiscal 1998 meetings of Board of Directors and Board committees of which he was a member.

     The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee. The Audit Committee currently consists of Messrs. Wallman and Kimberly. During 1998, the Audit Committee held four formal meetings, excluding actions by unanimous written consent. The Audit Committee reviews the results and scope of the audit and other services provided by the Company's independent auditors. The Compensation Committee currently consists of Messrs. deCastro and Fingerhut. During 1998, the Compensation Committee held no formal meetings, instead taking action exclusively by unanimous written consent. The Compensation Committee makes recommendations to the Board of Directors regarding salaries and incentive compensation for officers of the Company, and determines the amount and type of equity incentives granted to participants in the Company's 1996 Stock Plan. The Nominating Committee currently consists of Messrs. Kannan and Fingerhut. The Nominating Committee makes recommendations to the Board regarding the slate of directors to be nominated for election at the Company's annual meetings of stockholders.

VOTE REQUIRED

     The seven nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted at the Meeting shall be elected as directors of the Company. Votes withheld from any director will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other effect under Delaware law. However, because directors are elected by a plurality vote, abstentions in the election of directors have no effect once a quorum exists. Furthermore, shares represented by proxies returned by a broker holding such shares in nominee or "street" name will be counted as present or represented for purposes of determining the presence or absence of a quorum for the transaction of business, even if such shares are not voted in matters where discretionary voting by the broker is not allowed ("broker non-votes"). Withheld votes and broker non-votes, if any, are not treated as votes cast and therefore, will have no effect on the proposal to elect directors.

     THE BOARD OF DIRECTORS HAS APPROVED AND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE MANAGEMENT NOMINEES LISTED ABOVE.

         PROPOSAL NO. 2 -- APPROVAL OF AMENDMENT AND RESTATEMENT OF THE
           CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY'S NAME

     On May 19, 1999, the Board authorized an amendment to the Company's Certificate of Incorporation (the "Certificate") changing the Company's name to "VCampus, Inc." The Board also recommended that the proposed amendment and restatement be submitted to the Company's stockholders for consideration at the Meeting. To effect the name change, the Certificate would be amended by deleting
Article I in its entirety and inserting the following in lieu thereof:

     "The name of the corporation is VCampus, Inc."

     The Board is recommending the proposed change so that the name of the Company will reflect the operating name of its major business. Management has chosen VCampus, Inc. as the Company's primary operating name and plans to use it as its universal brand name for its key businesses. Accordingly, the Board believes alignment of the Company's name with its operating name will enhance the Company's brand equity and strengthen recognition of the Company by its customers, partners and stockholders.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares of the Company's Common Stock, Series C Preferred Stock and Series D Preferred Stock present or represented and voting together as one class on this proposal at the Meeting will be required to approve this proposal. Votes withheld on this proposal will be counted for purposes of determining the presence or absence of a quorum for the transaction of business and will be treated as shares represented and voting on this proposal at the Meeting. In accordance with Delaware law, abstentions will be counted for purposes of determining both whether a quorum is present at the Meeting and the total number of shares represented and voting on this proposal. While broker non-votes will be counted for purposes of determining the presence or absence of a quorum, broker non-votes will not be counted for purposes of determining the number of shares represented and voting with respect to the particular proposal on which the broker has expressly not voted and, accordingly, will not affect the approval of this proposal.

     If the proposal is approved, officers of the Company will promptly make appropriate filings in the State of Delaware and take any other actions necessary to implement the name change.

     The name change will not affect the validity or transferability of currently outstanding stock certificates, and stockholders will not be requested to surrender for exchange any certificates presently held by them. The Company is considering changing its ticker symbol on the Nasdaq SmallCap Market to reflect the new name.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND RECOMMENDS A VOTE "FOR" THE PROPOSED NAME CHANGE.

                               PROPOSAL NO. 3 --
                  APPROVAL OF AMENDMENT TO THE 1996 STOCK PLAN

     The Company's 1996 Stock Plan (the "1996 Plan") was adopted and approved by the Board of Directors in August 1996 and by the stockholders of the Company in September 1996. A total of 2,524,893 shares of Common Stock have been reserved for issuance under the 1996 Plan, 1,000,000 of which are subject to stockholder approval at the Meeting. As of June 30, 1999, 6,437 shares of Common Stock had been issued upon exercise of options granted under the 1996 Plan, and options for 1,271,227 shares were outstanding thereunder at a weighted average exercise price of $10.86 per share. The 1996 Plan also allows for the grant of purchase rights, under which 27,619 shares have been purchased to date. Absent stockholder approval, only 199,610 shares remain available for issuance under the 1996 Plan as incentive stock options and all future grants from the 1,000,000 shares subject to this proposal will not qualify as incentive stock options.

     The 1996 Plan provides for the grant of "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), solely to employees (including officers and employee directors), and nonstatutory stock options to employees, directors and consultants.

     In order to tie director compensation more directly to the individual director's contributions to the Company, the 1996 Plan includes an automatic grant program for non-employee directors. This program provides for automatic grants on January 1 of each year to directors who are not employees of the Company of an option to purchase 10,000 shares. In addition, in the case of a new director, automatic grants shall be effective upon such director's initial election or appointment to the Board with the number of underlying shares equal to the product of 2,500 multiplied by the number of regularly scheduled meetings remaining in that year. Subject to continued status as a director, options granted pursuant to the automatic grant program vest 25% per year on each of the fifth, sixth, seventh and eighth anniversaries of the date of grant; provided, however, that 2,500 shares vest on each date the director attends a Board meeting in person during that year. In addition, each such director will automatically be granted a fully-vested option to purchase an additional 2,500 shares on each date the director attends a meeting of a committee of the Board other than on the same day or within one day of a Board meeting.

     As of June 30, 1999, approximately 110 persons were eligible to receive grants under the 1996 Plan. The 1996 Plan is administered by the Compensation Committee of the Board of Directors. Subject to the restrictions of the 1996 Plan, the Compensation Committee determines who is granted options, the terms of options granted, including exercise price, the number of shares subject to the option and the option's exercisability. The current members of the Compensation Committee are Messrs. deCastro and Fingerhut.

     The exercise price of options granted under the 1996 Plan is determined on the date of grant, and in the case of incentive stock options must be at least 100% of the fair market value per share at the time of grant. The exercise price of any option granted to an optionee who owns stock possessing more than 10% of the voting power of the Company's outstanding capital stock must equal at least 110% of the fair market value of the Common Stock on the date of grant. The aggregate fair market value of Common Stock (determined as of the date of the option grant) for which incentive stock options may for the first time become exercisable by any individual in any calendar year may not exceed $100,000. Payment of the exercise price may be made by delivery of cash or a check to the order of the Company, or by any other means determined by the Board of Directors.

     Options granted to employees under the 1996 Plan generally become exercisable in increments, based on the optionee's continued employment with the Company, over a period of up to five years. The term of an incentive stock option may not exceed 10 years. The form of option agreement generally provides that options granted under the 1996 Plan, whether incentive stock options or nonstatutory options, expire 10 years from the date of grant. Incentive stock options granted pursuant to the 1996 Plan are not transferable by the optionee, other than by will or the laws of descent and distribution, and are exercisable during the optionee's lifetime only by the optionee. Generally, in the event of a merger of the Company with or into another corporation or a sale of all or substantially all of the Company's assets, all outstanding options under the 1996 Plan shall accelerate and become fully exercisable upon consummation of such merger or sale of assets.

     The Board may amend the 1996 Plan at any time or from time to time or may terminate the 1996 Plan without the approval of the stockholders, provided that stockholder approval is required for any amendment to the 1996 Plan requiring stockholder approval under applicable law as in effect at the time. However, no action by the Board of Directors or stockholders may alter or impair any option previously granted under the 1996 Plan. The Board may accelerate the exercisability of any option or waive any condition or restriction pertaining to such option at any time. The 1996 Plan will terminate in August 2006, unless terminated sooner by the Board.

TAX CONSEQUENCES OF OPTIONS

     An optionee who is granted an incentive stock option will generally not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise will increase the optionee's alternative minimum taxable income by an amount equal to the difference, if any, between the fair market value of the shares at the time of exercise and the option's exercise price, and therefore may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and more than one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option's exercise or (ii) the sale price of the shares. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the optionee's holding period with respect to such shares.

     All other options that do not qualify as incentive stock options are referred to as nonstatutory options. Generally, an optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. Upon its exercise, however, the optionee will generally recognize taxable ordinary income measured as the excess of the then fair market value of the shares acquired over the exercise price of the option. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option. Upon resale of such shares by the optionee, any difference between the sales price received and the fair market value for the shares on the date of exercise of the option will be treated as long-term or short-term capital gain or loss, depending on the optionee's holding period with respect to such shares.

     The foregoing is only a summary, based on the current Code and Treasury Regulations thereunder, of the federal income tax consequences to the optionee and the Company with respect to the grant and exercise of options under the 1996 Plan, does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

PROPOSED AMENDMENT

     In February 1999, the Board of Directors adopted an amendment to the 1996 Plan to increase the number of shares reserved for issuance thereunder by 1,000,000 shares, from 1,524,893 shares to 2,524,893 shares (the "Share Amount Amendment"). Without giving effect to the Share Amount Amendment, as of March 31, 1999, only 199,610 shares remained available for future grant as incentive stock options under the 1996 Plan, which will not allow the Company to meet its anticipated needs with respect to the issuance of such additional options to employees and consultants of the Company. Absent stockholder approval, all future grants from the 1,000,000 additional shares subject to this proposal will fail to qualify for favorable tax treatment as incentive stock options.

     At the Meeting, the stockholders are being asked to approve the Share Amount Amendment.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares of the Company's Common Stock, Series C Preferred Stock and Series D Preferred Stock present or represented and voting together as one class on this proposal at the Meeting will be required to approve the Share Amount Amendment. Failure to obtain stockholder approval of the Share Amount Amendment will prevent the Company from granting incentive stock options out of the additional 1,000,000 shares, but will not necessarily prevent the Company from otherwise granting other awards under the 1996 Plan.

     Votes withheld on this proposal will be counted for purposes of determining the presence or absence of a quorum for the transaction of business and will be treated as shares represented and voting on this proposal at the Meeting. In accordance with Delaware law, abstentions will be counted for purposes of determining both whether a quorum is present at the Meeting and the total number of shares represented and voting on this proposal. While broker non-votes will be counted for purposes of determining the presence or absence of a quorum, broker non-votes will not be counted for purposes of determining the number of shares represented and voting with respect to the particular proposal on which the broker has expressly not voted and, accordingly, will not affect the approval of this proposal.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND RECOMMENDS A VOTE "FOR" THE PROPOSED AMENDMENT TO THE 1996 PLAN.

                    NASDAQ STOCKHOLDER APPROVAL REQUIREMENTS

     Proposals No. 4 and 5 below are submitted for stockholder approval pursuant to Nasdaq Marketplace Rule 4460(i), which is one of several non-quantitative designation criteria required of a Nasdaq SmallCap Market issuer, such as the Company. One of the events that necessitate prior stockholder approval pursuant to Rule 4460(i) is as follows:

     - in connection with a transaction other than a public offering involving the sale or issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

     Because each of the proposed financing arrangements described in Proposals No. 4 and 5 involve the potential issuance by the Company of common stock greater than 20% of the Company's currently outstanding common stock (the "20% Share Limitation") at below market value, each of the Proposals are subject to Rule 4460(i) and, therefore, require your approval. Absent such approval, the Company could be limited to issuing no more than as few as approximately 962,272 shares of common stock in connection with such financings (based on the number of shares of common stock outstanding on the Record Date).

     If the Company does not obtain approval from its stockholders for Proposals No. 4 and 5, but the Company nonetheless issues common stock (or preferred stock, warrants or debentures convertible into or exercisable for common stock) as described in such Proposals, Nasdaq could delist the Company's common stock on the Nasdaq SmallCap Market. If this happens, the common stock could be traded in the Over-the-Counter market on the OTC Electronic Bulletin Board, an electronic bulletin board established for securities that do not meet the Nasdaq SmallCap Market listing requirements, in what is commonly referred to as the "pink sheets." In such an event, the market price of the common stock may be adversely impacted and you may find it difficult to dispose, or obtain accurate quotations as to the market value, of your shares of common stock. In addition, the Company could find it more difficult to obtain future financing.

                PROPOSAL NO. 4 -- APPROVAL OF THE H&Q FINANCING

THE EQUITY LINE AGREEMENT

     The Company requires additional working capital to support its operations. In an effort to meet these capital requirements, on May 4, 1999 the Company entered into a Private Equity Line of Credit Agreement (the "Equity Line Agreement") with Hambrecht & Quist Guaranty Finance, LLC ("H&Q"). Under the Equity Line Agreement, the Company has the right, subject to certain conditions, to issue and sell to H&Q, from time to time, shares of its Series E Convertible Preferred Stock (the "Put Shares") for cash consideration of up to an aggregate of $3,000,000, subject to availability (the "H&Q Financing").

     Under the Equity Line Agreement, the Company is required to file a Registration Statement with the SEC in order to permit H&Q to resell to the public or in privately negotiated transactions any shares of common stock that it acquires pursuant to the Equity Line Agreement. Beginning on the date the Registration Statement is declared effective by the Commission and ending on December 31, 1999, the Company has the right from time to time at its sole discretion, and subject to certain restrictions and conditions set forth in the Equity Line Agreement, to sell the Put Shares to H&Q at a price equal to 85% of the then current average market price of the Company's common stock. The market price for purposes of this calculation is the lower of:

     (1) the average of the lowest intra-day prices of the common stock on the Nasdaq SmallCap Market for the five days beginning two days before and ending two days after the Company notifies H&Q of its intention to sell Put Shares to H&Q; or

     (2) the closing price of the common stock on such date.

Puts can be made every 15 days in amounts not to exceed $500,000. As of the date of this Proxy Statement, no shares have been sold to H&Q under the Equity Line Agreement.

     The Company's ability to sell Put Shares, and H&Q's obligation to purchase the Put Shares, is conditioned upon the satisfaction of certain conditions with respect to any put date. These conditions include:

     (1) the Registration Statement must have been declared effective by the SEC and shall remain effective;

     (2) the representations and warranties of the Company set forth in the Equity Line Agreement must be accurate in all material respects as of the date of each put;

     (3) the Company must have performed and complied with all of its obligations under the Equity Line Agreement and a registration rights agreement entered into between the Company and H&Q and a warrant issued to H&Q;

     (4) no statute, rule, regulation, executive order, decree, ruling or injunction may be in effect which prohibits or adversely affects any of the transactions contemplated by the Equity Line Agreement;

     (5) the Company's common stock must not have been suspended from trading and such stock shall have been approved for listing or quotation on and shall not have been delisted from its then applicable principal trading market (currently the Nasdaq SmallCap Market); and

     (6) the number of Put Shares to be sold to H&Q, together with any shares then beneficially held by H&Q, may not exceed 9.9% of all shares of the Company's common stock that would be outstanding upon completion of the put (the "9.9% Limitation"). Based on the number of shares of common stock outstanding on the Record Date and the closing price of $6.5625 on July 1, 1999, and assuming H&Q does not resell any shares issued to it, this limitation restricts the amount of money the Company can raise under the Equity Line Agreement to approximately $2.6 million; If the price of the common stock drops, this amount will decrease.

TERMS OF THE SERIES E PREFERRED "PUT" SHARES

     The terms of the Put Shares are complex. Any summary of the terms will be general in nature and must be qualified by reference to the actual agreements. The Equity Line Agreement with H&Q and the Certificate of Designations, Preferences and Rights of Series E Convertible Preferred Stock are attached to this Proxy Statement as Appendices A and B, respectively. We urge any stockholders desiring a more detailed understanding of the terms of the Put Shares to refer to such Appendices. The following is a summary of such terms:

     Rank. The Put Shares shall, with respect to dividend rights and rights upon liquidation, rank equal with the Company's Series C Preferred Stock and Series D Preferred Stock and senior to common stock.

     Dividends. The holders of Put Shares will be entitled to receive a 6% annual dividend, payable monthly in additional Put Shares at 85% of the average of the lowest closing prices of the common stock on the applicable principal trading market for such stock on the date of the dividend and the four trading days prior to such date.

     Conversion Rate. At any time, any holder of Put Shares may convert all or a portion of such shares into a number of shares of common stock computed by multiplying the number of Put Shares to be converted by the purchase price thereof and dividing the result by the Conversion Price (as described below) then in effect. The initial conversion rate will be one-for-one.

     Conversion Price. The Conversion Price with respect to any group of Put Shares shall initially be the purchase price paid for such shares, as may be adjusted from time to time to account for any stock splits, stock dividends, recapitalizations, mergers, asset sales or similar events.

     Liquidation. Upon a change in control, liquidation, dissolution or winding up of the affairs of the Company, the holders of Put Shares will be entitled, equally with the holders of the Company's Series C and D Preferred Shares, to a liquidation preference prior in right to any holders of common stock. The liquidation preference for the Put Shares will equal an amount per share equal to the per share price paid for the Put Shares.

     Voting. The holders of Put Shares will be entitled to vote on all matters submitted to stockholders for a vote, which shares shall vote together with the holders of common stock voting together as a single class, with each Put Share entitled to one vote for each share of common stock into which it is convertible. The holders of Put Shares are entitled to vote as a separate class on the creation of any new series of preferred stock or the issuance of additional shares of capital stock ranking senior or equal to the Put Shares.

     Registration Rights. As a condition to drawing down on the Equity Line Agreement, the Company is required to file and have declared effective a registration statement registering the common stock underlying the Put Shares.

     Consummation of the H&Q Financing will require one or more amendments to the Company's Certificate of Incorporation to establish the Series E Convertible Preferred Stock described above. Your approval of the H&Q Financing will constitute approval for such amendments.

     Securities such as the Put Shares that may be converted into common stock at a price lower than the future market price of the common stock are often referred to as "Future-Priced Securities." Because the conversion rate of the Put Shares cannot be determined and there is no limit on the number of shares of common stock into which the Put Shares may be converted (other than the 9.9% Limitation), if stockholders approve this transaction and the issuance of a Future-Priced Security is followed by a decline in the common stock price, the existing holders of common stock could face substantial dilution of their voting power and percentage ownership in the Company. Additionally, as the Company issues more shares, the price of the common stock may decline further.

TERMS OF THE WARRANT

     Simultaneous with the execution of the Equity Line Agreement on May 4, 1999, the Company issued a warrant (the "Warrant") to H&Q entitling H&Q to purchase 100,000 shares of the Company's Series E Convertible Preferred Stock at $3.6675 per share, subject to adjustments for stock splits, stock dividends, reorganizations, mergers and similar events (which initial exercise price was determined by taking 120% of the average closing price of the common stock over the five trading days ending on the date of grant). The exercise price is subject to an anti-dilution adjustment if the Company issues certain new securities at a price below the Warrant exercise price. The Warrant is exercisable through May 31, 2006. The shares of common stock underlying the Warrant have the same registration rights as the common stock underlying the Put Shares.

EFFECT OF NASDAQ MARKETPLACE RULE 4460(i)

     Because the H&Q Financing involves the potential below-market issuance of shares exceeding Nasdaq's 20% Share Limitation described above, stockholder approval is required before the Company could properly issue more than as few as approximately 962,272 shares of common stock (based on the number of outstanding shares on the Record Date) to H&Q upon conversion of Put Shares. Absent stockholder approval, the Company would not be able to draw down a significant portion of the funds available under the equity line, which are currently needed for working capital.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares of the Company's Common Stock, Series C Preferred Stock and Series D Preferred Stock present or represented and voting together as one class on this proposal at the Meeting will be required to approve the H&Q Financing. In addition, separate approval will be required by the holders of a majority of the shares of the Company's Series C Preferred Stock and Series D

Preferred Stock, each voting as a separate class. In accordance with Delaware law, abstentions will be counted for purposes of determining both whether a quorum is present at the Meeting and the total number of shares represented and voting on this proposal. Thus, abstentions will have the effect of a vote against this proposal. While broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, they will not be counted for purposes of determining the number of shares represented and voting with respect to the particular proposal on which the broker has expressly not voted, and, accordingly, will not affect approval of this proposal.

BOARD RECOMMENDATIONS; REASONS

     Based primarily on its consideration of the factors described below, the Board believes that the consummation of the H&Q Financing is in the best interests of the Company and its stockholders.

     Among the factors considered by the Board in approving the H&Q Financing was the Board's view that the proceeds from the financing are necessary to support the Company's near-term working capital requirements, as well as its growth over the longer term. The Board determined that the economic terms of the proposed financing would be of substantial benefit to the Company and its stockholders and that the financing is fair to the Company's stockholders from a financial point of view. In reaching its determination, the Board considered the purchase price to be paid for the Put Shares and its relationship to the trading prices of the common stock prior to the execution of the Equity Line Agreement.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE H&Q FINANCING AND RECOMMENDS THAT YOU VOTE FOR ITS APPROVAL.

       PROPOSAL NO. 5 -- APPROVAL OF THE CONVERTIBLE DEBENTURE FINANCING

     As part of the Company's continuing efforts to meet its working capital needs, effective on June 4, 1999, the Company secured additional financing from Excalibur Limited Partnership and B.H. Capital Investments, L.P. through the issuance of $2,500,000 in convertible debentures (the "Debentures"), bearing interest at nine percent (9%) simple interest and maturing on December 15, 2000, if not sooner converted (the "Convertible Debenture Financing"). Depending on the Company's stock price at the time of a repayment, repayments of principal and interest under the Debentures may be made either in cash or through the issuance of the Company's common stock. The initial conversion price for the Debentures is $5.55 per share, based on the 5-day average closing price of the Company's common stock prior to closing.

     Under the terms of the Convertible Debenture Financing, beginning September 15, 1999, the holders of the Debentures can demand monthly repayment of up to 15% of the principal outstanding under the Debentures, on a cumulative basis. Upon any such demand, the Company must make repayments either in cash or its common stock as follows:

     (1) If the 5-day average closing price of the Company's common stock at the time of a repayment is HIGHER than the fixed conversion price of $5.55 per share, then the repayment must be made in the Company's common stock at the fixed price;

     (2) If the 5-day average closing price of the Company's common stock at the time of a repayment is LOWER than the fixed conversion price of $5.55, then the repayment must be made in cash as follows:

        (a) Prior to January 15, 2000, at 110% of the amount of repayment requested, plus accrued interest, and the Company must issue an additional warrant to the holders of the Debentures to purchase an additional 22,520 shares of common stock;

        (b) After January 15, 2000, at 115% of the amount of repayment requested, plus accrued interest.

        Provided, however, if the Company is unable or unwilling to make any repayment in cash as required, the Company may elect to make such repayment in common stock valued at 85% of the average of the two lowest consecutive closing bid prices for such stock during the 20-day trading period prior to the repayment request. However, to the extent available, the Company intends to use funds available under the H&Q equity line of credit to make repayments in cash rather than permit any conversions at less than the fixed conversion price of $5.55 per share.

     In connection with the Convertible Debenture Financing, the Company also issued warrants to the investors for the purchase of 112,600 shares at a strike price of $6.38 per share (determined based on 115% of the 5-day average closing bid price of the Company's common stock prior to the issuance date of the warrant). The warrants are exercisable until June 4, 2004.

     The Company has agreed to file within 45 days after closing a registration statement for the registration of the common stock issuable upon conversion of the Debentures and exercise of the related warrants and to have such registration statement declared effective within 90 days of closing (or 120 days from closing if the SEC reviews the registration statement). The Company paid $25,000 for the investors' legal and due diligence expenses relating to the financing.

     The terms of the Debentures are complex. Any summary of the terms will be general in nature and must be qualified by reference to the actual agreements. The purchase agreement and the related Debenture are attached to this Proxy Statement as Appendices C and D, respectively. We urge any stockholders desiring a more detailed understanding of the terms of the Convertible Debenture Financing to refer to such Appendices.

     Because the conversion price of the Debentures can decrease if the market price of the Company's common stock falls below $5.55 per share, unless the Company can and does elect to repay the Debentures in cash as described above, there would be no limit on the number of shares of common stock into which the Debentures may be converted (other than a restriction limiting the amount the investors can own at any given time to 9.9% of the outstanding shares), if stockholders approve this transaction and the market price of the common stock declines, the existing holders of common stock could face substantial dilution of their voting power and percentage ownership in the Company.

EFFECT OF NASDAQ MARKETPLACE RULE 4460(i)

     Because the Convertible Debenture Financing involves the potential below-market issuance of shares exceeding Nasdaq's 20% Share Limitation described above, stockholder approval is required. Absent stockholder approval, Nasdaq could delist the Company's common stock on the Nasdaq SmallCap Market, which could adversely affect the marketability of your shares.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares of the Company's Common Stock, Series C Preferred Stock and Series D Preferred Stock present or represented and voting together as one class on this proposal at the Meeting will be required to approve the Convertible Debenture Financing. In accordance with Delaware law, abstentions will be counted for purposes of determining both whether a quorum is present at the Meeting and the total number of shares represented and voting on this proposal. Thus, abstentions will have the effect of a vote against this proposal. While broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, they will not be counted for purposes of determining the number of shares represented and voting with respect to the particular proposal on which the broker has expressly not voted, and, accordingly, will not affect approval of this proposal.

BOARD RECOMMENDATIONS; REASONS

     Based primarily on its consideration of the factors described below, the Board believes that the Convertible Debenture Financing is in the best interests of the Company and its stockholders.

     Among the factors considered by the Board in approving the Convertible Debenture Financing was the Board's view that the proceeds from the financing are necessary to support the Company's near-term working capital requirements, and in particular will give the Company bridge financing until the H&Q Financing can be completed. The Board determined that the economic terms of the proposed financing would be of substantial benefit to the Company and its stockholders and that the financing is fair to the Company's stockholders from a financial point of view. In reaching its determination, the Board considered the conversion price for the Debentures and its relationship to the trading prices of the common stock prior to execution of the financing agreements, as well as the Company's right to repay in cash if the conversion price would be below $5.55 per share.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE CONVERTIBLE DEBENTURE FINANCING AND RECOMMENDS THAT YOU VOTE "FOR" ITS APPROVAL.

                               PROPOSAL NO. 6 --
               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has appointed the firm of Ernst & Young LLP, Vienna, Virginia, to serve as the independent auditors of the Company for the fiscal year ending December 31, 1999, and recommends that the stockholders ratify such action. Ernst & Young LLP has audited the accounts of the Company since 1994 and has advised the Company that it does not have, and has not had, any direct or indirect financial interest in the Company or its subsidiaries in any capacity other than that of serving as independent auditors. Representatives of Ernst & Young LLP are expected to attend the Meeting. They will have an opportunity to make a statement, if they desire to do so, and will also be available to respond to appropriate questions.

     The affirmative vote of the holders of a majority of the shares of the Company's Common Stock, Series C Preferred Stock and Series D Preferred Stock present or represented and voting together as one class on this proposal at the Meeting shall constitute ratification of the appointment of Ernst & Young LLP. If the appointment of Ernst & Young LLP is not ratified by the stockholders, the Board of Directors will reconsider its selection.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

                               OTHER INFORMATION

PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information regarding the ownership of shares of the Company's Common Stock, Series C Preferred Stock and Series D Preferred Stock as of the Record Date by (1) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (2) each director and director nominee of the Company, (3) each of the Named Officers, as listed under "-- Executive Compensation -- Summary Compensation" below, and (4) all directors and executive officers of the Company as a group. As of the Record Date the Company had outstanding (1) 4,811,365 shares of Common Stock, (2) 623,339 shares of Series C Preferred Stock (convertible into 755,549 shares of Common Stock based on a conversion ratio of 1.2121-for-1), and (3) 1,082,625 shares of Series D Preferred Stock convertible into Common Stock on a one-for-one basis. Share ownership in the case of Common Stock includes shares issuable upon conversion of Series C Preferred Stock and Series D Preferred Stock into Common Stock, and exercise of warrants and options that may be exercised in each case within 60 days after the Record Date for purposes of computing the percentage of Common Stock owned by such person but not for purposes of computing the percentage owned by any other person. Percentage voting power is calculated assuming the Common Stock, the Series C Preferred Stock and the Series D Preferred Stock vote together as one class with each share of Common Stock, Series C Preferred Stock and Series D Preferred Stock entitled to one vote. Except as indicated in the footnotes to this table, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock and Preferred Stock indicated below.

                                                    SHARES BENEFICIALLY OWNED
                                ------------------------------------------------------------------
                                                             SERIES C               SERIES D
                                    COMMON STOCK         PREFERRED STOCK        PREFERRED STOCK
                                --------------------   --------------------   --------------------    PERCENTAGE
                                 NUMBER     PERCENT     NUMBER     PERCENT     NUMBER     PERCENT    TOTAL VOTING
             NAME               OF SHARES   OF CLASS   OF SHARES   OF CLASS   OF SHARES   OF CLASS      POWER
             ----               ---------   --------   ---------   --------   ---------   --------   ------------
Barry K. Fingerhut(1)(9)......  1,358,193    24.0%      229,839     36.7%      409,090     37.8%        16.6%
  80 Cuttermill Road, Suite
    311
  Great Neck, NY 11021
Irwin Lieber(2)(9)............  1,148,349    22.3%      207,387     33.1%      381,817     35.3%        13.9%
  80 Cuttermill Road, Suite
    311
  Great Neck, NY 11021
Seth Lieber(3)(9).............  1,082,199    21.2%      192,025     30.7%      363,636     33.6%        13.2%
  80 Cuttermill Road, Suite
    311
  Great Neck, NY 11021
Jonathan Lieber(4)(9).........  1,079,387    21.2%      192,025     30.7%      363,636     33.6%        13.2%
  80 Cuttermill Road, Suite
    311
  Great Neck, NY 11021
Barry Rubenstein(5)(9)........  1,173,179    21.0%      218,612     34.9%      381,817     35.3%        14.1%
  68 Wheatley Road
  Brookville, NY 11545
Wheatley Partners,
  L.P.(6)(9)..................  1,072,853    19.5%      189,071     30.2%      363,636     33.6%        13.1%
  80 Cuttermill Road, Suite
    311
  Great Neck, NY 11021
Wheatley Foreign Partners,
  L.P.(7)(9)..................  1,072,853    19.5%      189,071     30.2%      363,636     33.6%        13.1%
  Third Floor, One Capital
    Place
  George Town, Grand Cayman
  Cayman Islands, B.W.I
Wheatley Partners,
  LLC(8)(9)...................  1,072,853    19.5%      189,071     30.2%      363,636     33.6%        13.1%
  80 Cuttermill Road, Suite
    311
  Great Neck, NY 11021
Austin O. Furst, Jr. (10).....    353,846     7.2%           --        --           --        --         2.7%
  138 Frogtown Road
  New Canaan, CT 06840
Kamyar Kaviani(11)............    311,021     6.5%           --        --       68,358      6.3%         4.6%

                                                    SHARES BENEFICIALLY OWNED
                                ------------------------------------------------------------------
                                                             SERIES C               SERIES D
                                    COMMON STOCK         PREFERRED STOCK        PREFERRED STOCK
                                --------------------   --------------------   --------------------    PERCENTAGE
                                 NUMBER     PERCENT     NUMBER     PERCENT     NUMBER     PERCENT    TOTAL VOTING
             NAME               OF SHARES   OF CLASS   OF SHARES   OF CLASS   OF SHARES   OF CLASS      POWER
             ----               ---------   --------   ---------   --------   ---------   --------   ------------
Errol M. Rudman(12)...........    264,936     5.6%        1,600      *              --        --         4.1%
  Rudman Management, Inc.
  1114 Avenue of the Americas
  New York, NY 10036
Narasimhan P. Kannan(13)......    256,000     5.3%           --        --           --        --         2.9%
Farzin Arsanjani(14)..........    222,125     4.6%           --        --       56,834      5.2%         3.2%
William E. Kimberly(15).......     80,660     1.7%           --        --           --        --        *
Steven M. H. Wallman(16)......     56,923     1.2%           --        --           --        --        *
Daniel J. Callahan, IV(17)....     38,399     *              --        --        9,255      *           *
Michael W. Anderson(18).......     20,739     *              --        --           --        --        *
Joanne O'Rourke Hindman(19)...     15,750     *              --        --           --        --        *
Edson D. deCastro(20).........     19,298     *              --        --           --        --           --
John D. Sears(20).............     10,000     *              --        --           --        --           --
All directors and executive
  officers as a group (7
  directors and 5 executive
  officers)(21)...............  2,350,709    39.1%      229,839     36.7%      534,282     49.4%        28.5%

---------------
   * Less than one percent.

 (1) Consists of: (i) 137,203 shares of Common Stock, 45,835 shares of Common Stock issuable upon conversion of Series C Preferred Stock, 45,454 shares of Common Stock issuable upon conversion of Series D Preferred Stock, 37,814 shares of Common Stock issuable upon exercise of warrants which are currently exercisable and 12,500 shares of Common Stock issuable upon exercise of options which are currently exercisable, all held by Mr. Fingerhut; (ii) 273,528 and 17,442 shares of Common Stock, 211,231 and 17,945 shares of Common Stock issuable upon conversion of Series C Preferred Stock, 335,162 and 28,474 shares of Common Stock issuable upon conversion of Series D Preferred Stock and 174,266 and 14,805 shares of Common Stock issuable upon exercise of warrants which are currently exercisable, all held by Wheatley Partners, L.P. and Wheatley Foreign Partners, L.P., respectively, two investment partnerships of which Mr. Fingerhut serves as an officer of the General Partner; and (iii) 3,580 shares of Common Stock issuable upon conversion of Series C Preferred Stock and 2,954 shares of Common Stock issuable upon exercise of warrants which are currently exercisable held in a joint account with respect to which Mr. Fingerhut has investment and voting power. Mr. Fingerhut disclaims beneficial ownership of the shares held by Wheatley Partners, L.P. and Wheatley Foreign Partners, L.P., except to the extent of his pecuniary interest therein.

 (2) Consists of: (i) 1,072,853 shares beneficially owned by Wheatley Partners, L.P. and Wheatley Foreign Partners, L.P. , with respect to each of which Mr. Leiber may be deemed to share voting and dispositive power; (ii) 4,297 shares of Common Stock issuable upon conversion of Series C Preferred Stock and 3,545 shares of Common Stock issuable upon exercise of a warrant, both held by Mr. Leiber's child; and (iii) 14,771 shares of Common Stock issuable upon exercise of a warrant, 17,904 shares of Common Stock issuable upon exercise of Series C Preferred Stock, 18,181 shares of Common Stock issuable upon exercise of Series D Preferred Stock and 16,798 shares of Common Stock, all held by Wheatley Partners, LLC, of which Mr. Leiber is the President and a member.

 (3) Consists of: (i) 1,072,853 shares beneficially owed by Wheatley Partners, L.P. and Wheatley Foreign Partners, L.P., with respect to which Mr. Leiber may be deemed to share voting and dispositive power; and (ii) 2,954 shares of Common Stock issuable upon exercise of a warrant, 3,580 shares of Common Stock issuable upon conversion of Series C Preferred Stock and 2,812 shares of Common Stock, all held by Wheatley Partners, LLC, of which Mr. Leiber is a Vice President and a member.

 (4) Consists of: (i) 1,072,853 shares beneficially owned by Wheatley Partners, L.P. and Wheatley Foreign Partners, L.P., with respect to which Mr. Leiber may be deemed to share voting and dispositive power; and (ii) 2,812 shares of Common Stock, 3,580 shares of Common Stock issuable upon conversion of Series C Preferred Stock and 2,954 shares of Common Stock issuable upon exercise of a warrant, all held by Mr. Leiber.

 (5) Consists of 1,072,853 shares beneficially owned by Wheatley Partners, L.P. and Wheatley Foreign Partners, L.P., with respect to each of which Mr. Rubenstein is the CEO of the general partner, and 35,806 shares of Common Stock issuable upon conversion of Series C Preferred Stock, 18,181 shares of Common Stock issuable upon conversion of Series D Preferred Stock, 29,541 shares of Common Stock issuable upon exercise of warrants and 16,798 shares of Common Stock, held by three investment partnerships with respect to which Mr. Rubenstein is a general partner.

 (6) Includes: (i) 211,132 shares of Common Stock issuable upon conversion of Series C Preferred Stock; (ii) 174,266 shares of Common Stock issuable upon exercise of warrants which are currently exercisable; (iii) 335,162 shares of Common Stock issuable upon conversion of Series D Preferred Stock; and
     (iv) 17,442 shares of Common Stock, 14,805 shares of Common Stock issuable upon exercise of a warrant, 17,954 shares of Common Stock issuable upon conversion of Series C Preferred Stock and 28,474 shares of Common Stock issuable upon conversion of Series D Preferred Stock, all held by Wheatley Foreign Partners, L.P. Wheatley

     Partners, L.P. disclaims beneficial ownership of the shares held by Wheatley Foreign Partners, L.P., except to the extent of its pecuniary interest therein.

 (7) Includes 994,187 shares beneficially held by Wheatley Partners, L.P. Wheatley Foreign Partners, L.P. disclaims beneficial ownership of such securities, except to the extent of its pecuniary interest therein.

 (8) Consists of 1,072,853 shares beneficially owned by Wheatley Partners, L.P. and Wheatley Foreign Partners, L.P., with respect to each of which Wheatley Partners, LLC is a general partner.

 (9) As reported in the Schedule 13D filed as of September 9, 1998 with the SEC by this stockholder and a group of affiliated investors. These share numbers also include the annual 5% dividend on the Series D Preferred Stock paid in shares of Common Stock in December 1998.

(10) Includes 179,848 shares of Common Stock issuable upon exercise of warrants held by trusts for which Mr. Furst is the trustee and which are currently exercisable.

(11) Includes 13,500 shares of Common Stock issuable upon exercise of options which are currently exercisable and 68,358 shares of Common Stock issuable upon conversion of Series D Preferred Stock.

(12) Includes 261,400 shares of Common Stock as reported in the Schedule 13G dated March 26, 1998 filed with the SEC by Errol D. Rudman. Also includes 1,600 shares of Series C Preferred Stock (convertible into 1,936 shares of Common Stock) and 1,600 shares of Common Stock issuable upon exercise of warrants acquired by Mr. Rudman effective on March 31, 1998.

(13) Includes 67,980 shares of Common Stock issuable upon exercise of a warrant held by Mr. Kannan that is currently exercisable, 169,092 shares of Common Stock held by two trusts of which Mr. Kannan and his wife are co-trustees; 8,513 shares of Common Stock held by a limited partnership as to which Mr. Kannan and his wife are the general partners, and 1,513 shares of Common Stock issuable upon exercise of options which are currently exercisable.

(14) Includes 56,834 shares of Common Stock issuable upon conversion of Series D Preferred Stock and 13,500 shares of Common Stock issuable upon exercise of options which are currently exercisable.

(15) Includes 10,197 shares of Common Stock issuable upon exercise of a warrant held by Mr. Kimberly that is currently exercisable, 29,298 shares of Common Stock issuable upon exercise of options which are currently exercisable, as well as 5,344 outstanding shares of Common Stock and 2,549 shares of Common Stock issuable upon exercise of a warrant which is currently exercisable, both held by Elena Kimberly, Mr. Kimberly's wife.

(16) Includes 22,500 shares of Common Stock issuable upon exercise of options which are currently exercisable.

(17) Includes 9,255 shares of Common Stock issuable upon conversion of Series D Preferred Stock.

(18) Includes 20,439 shares of Common Stock issuable upon exercise of options which are currently exercisable.

(19) Includes 14,750 shares of Common Stock issuable upon exercise of options which are currently exercisable.

(20) Consists of shares of Common Stock issuable upon exercise of options which are currently exercisable.

(21) Includes the shares (including shares underlying options and warrants) discussed in footnotes (1), (11), (13)-(16) and (18)-(20).

EXECUTIVE COMPENSATION

  Summary Compensation

     The following table sets forth all compensation paid by the Company for services rendered to it in all capacities for the fiscal years ended December 31, 1996, 1997 and 1998 to the Company's Chief Executive Officer, the Company's four other highest-paid executive officers who earned at least $100,000 in the respective fiscal year and two additional executive officers who otherwise would have been includable in such table on the basis of their 1998 compensation but for the fact that they were no longer executive officers of the Company at the end of 1998 (collectively, the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                                                             LONG-TERM
                                                           ANNUAL           COMPENSATION
                                                        COMPENSATION           AWARDS
                                                   ----------------------   ------------
                                                                               STOCK
                                          FISCAL                              OPTIONS          ALL OTHER
      NAME AND PRINCIPAL POSITION          YEAR     SALARY        BONUS       (SHARES)        COMPENSATION
      ---------------------------         ------   --------      --------   ------------      ------------
Narasimhan P. Kannan....................   1998    $195,000(1)   $     --     189,013           $46,077(2)
  Chairman and Chief Executive Officer     1997    $164,123      $ 32,500          --           $ 1,080(3)
                                           1996    $156,556      $  2,500          --           $ 1,586(3)
Kamyar Kaviani..........................   1998    $154,583      $310,500          --           $ 9,600(4)
  Executive Vice President                 1997    $113,595      $     --      70,900           $    --
Farzin Arsanjani........................   1998    $154,583      $310,500      20,000           $ 9,600(4)
  Executive Vice President                 1997    $112,732      $     --      70,900           $    --
Carl N. Tyson(5)........................   1998    $245,700(6)   $     --      50,000(7)        $12,416(4)
  President and Chief Operating Officer    1997    $199,500      $  8,750          --           $ 6,304(8)
                                           1996    $227,500      $107,500     132,487(7)        $50,093(9)
Daniel J. Callahan, IV(10)..............   1998    $114,958      $ 69,000          --           $15,442(11)
  Vice President                           1997    $ 89,182      $     --      15,700           $    --
Michael W. Anderson.....................   1998    $144,848      $     --      70,300           $    --
  Chief Operating Officer                  1997    $138,337      $ 25,833          --           $12,155(12)
Joanne O'Rourke Hindman.................   1998    $146,674      $     --      91,000           $    --
  Chief Financial Officer

---------------
 (1) Includes $15,000 of salary for Mr. Kannan from December 1997 that was paid in 1998.

 (2) Consists of $1,566 of taxable premiums paid for life insurance and $44,511 of accrued vacation paid in the form of Common Stock.

 (3) Consists of taxable premiums paid for life insurance.

 (4) Consists of expenses for automobile allowance.

 (5) Mr. Tyson's employment with the Company terminated in October 1998.

 (6) Includes $18,900 of salary for Mr. Tyson from December 1997 that was paid in 1998.

 (7) These options terminated following Mr. Tyson's termination of employment in October 1998.

 (8) Consists of $5,920 for automobile allowance and $384 of taxable premiums paid for life insurance.

 (9) Consists of $50,000 of moving expenses and $93 of taxable premiums paid for life insurance.

(10) Mr. Callahan's employment with the Company terminated in June 1998.

(11) Consists of $4,402 of accrued vacation paid upon Mr. Callahan's termination of employment, $2,040 of taxable premiums paid for life insurance and $9,000 for automobile allowance.

(12) Consists of moving expenses.

  Option Grants, Exercises and Holdings and Fiscal Year-End Option Values.

     The following table summarizes all option grants during the year ended December 31, 1998 to the Named Officers:

             OPTION GRANTS DURING THE YEAR ENDED DECEMBER 31, 1998

                                                                                    POTENTIAL REALIZABLE VALUE AT
                               NUMBER OF    % OF TOTAL                                 ASSUMED ANNUAL RATES OF
                                 SHARES      OPTIONS                                STOCK PRICE APPRECIATION FOR
                               UNDERLYING   GRANTED TO   EXERCISE OR                       OPTION TERM(1)
                                OPTIONS     EMPLOYEES    BASE PRICE    EXPIRATION   -----------------------------
            NAME                GRANTED      IN 1998      PER SHARE       DATE           5%              10%
            ----               ----------   ----------   -----------   ----------   -------------   -------------
Narasimhan P. Kannan.........   160,000       14.6%        $13.00        5/26/08     $1,308,101      $3,314,984
                                 27,500        2.5%        $ 7.00       12/09/08        121,062         306,795
                                  1,513        0.1%        $ 7.07       12/03/00          1,095           2,243
Carl N. Tyson(2).............    50,000        4.6%        $13.00        5/26/08        408,782       1,035,933
Farzin Arsanjani.............    20,000        1.8%        $ 7.00       12/09/08         88,045         223,124
Michael Anderson.............    25,000        2.3%        $13.00        5/26/08        204,391         517,966
                                 45,000        4.1%        $ 7.00       12/09/08        198,102         502,029
                                    300       --           $ 7.07       12/03/00            217             445
Joanne O'Rourke Hindman......    55,000        5.0%        $ 9.63        5/26/08        332,921         843,687
                                 35,000        3.2%        $ 7.00       12/09/08        154,079         390,467
                                  1,000        0.1%        $ 7.07       12/03/00            724           1,483

---------------
(1) The compounding assumes a 10-year exercise period for all option grants. These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock and overall stock market conditions. The amounts reflected in this table may not be necessarily achieved.

(2) These options expired pursuant to their terms following the termination of Mr. Tyson's employment with the Company in October 1998.

     No stock options were exercised by the Named Officers during 1998. The following table sets forth certain information concerning the number and value of unexercised options held by the Named Officers as of December 31, 1998:

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

                                   NUMBER OF SECURITIES                    VALUE OF UNEXERCISED
                                        UNDERLYING                             IN-THE-MONEY
                                  UNEXERCISED OPTIONS AT                        OPTIONS AT
                                    DECEMBER 31, 1998                      DECEMBER 31, 1998(1)
                            ----------------------------------      ----------------------------------
           NAME             EXERCISABLE(2)    UNEXERCISABLE(2)      EXERCISABLE(2)    UNEXERCISABLE(2)
           ----             --------------    ----------------      --------------    ----------------
Narasimhan P. Kannan......      69,493            187,500                 $0                 $0
Kamyar Kaviani............      13,500             57,400                 $0                 $0
Farzin Arsanjani..........      13,500             77,400                 $0                 $0
Carl N. Tyson.............      31,865                  0                 $0                 $0
Michael W. Anderson.......      20,439            101,373                 $0                 $0
Joanne O'Rourke Hindman...       1,000             90,000                 $0                 $0

---------------
(1) Options are considered in-the-money if the market value of the shares covered thereby is greater than the option exercise price. None of the listed options had any value at December 31, 1998 because all of their exercise prices were higher than the fair market value of the shares on that date ($5.94), as quoted on the Nasdaq Stock Market.

(2) The first number represents the number or value (as called for by the appropriate column) of exercisable options; the second number represents the number or value (as appropriate) of unexercisable options.

EMPLOYMENT AGREEMENTS

     Under the terms of the Company's form of employment agreement for executive officers, such officers are entitled to annual incentive-based bonus compensation of up to 50% of their base salary. The exact amount of such compensation is determined by the Company's Board of Directors, generally based upon the achievement of specified performance goals established by the Board. Under such agreements, executive officers are also eligible to participate in all employee benefit plans and programs that the Company offers to its executive employees and are entitled to reimbursement for all documented reasonable business expenses they incur. Generally, consistent with Company policies, in the event that an executive officer is terminated without cause or resigns for good cause, the Company is required under its form of employment agreement to continue paying salary to such officer for six to nine months as severance.

     Mr. Kannan's employment agreement with the Company provides for an annual base salary of $180,000. The term of the agreement expired in June 1999, but the agreement is subject to automatic one-year renewal terms. In the event of a material change in Mr. Kannan's duties, titles, authority or position with the Company, he may elect, in lieu of receiving his severance pay, to enter into a consulting arrangement with the Company, whereby Mr. Kannan would provide consulting services to the Company for a period of one year and be paid $750 per day for providing such services.

     Following termination of Mr. Tyson's employment with the Company in October 1998, the Company began paying Mr. Tyson a severance equal to nine months of his base salary, or $170,100, pursuant to the terms of his employment agreement.

COMPENSATION OF DIRECTORS

     All directors are reimbursed for expenses incurred in connection with each board committee meeting attended.

     The 1996 Plan provides for the grant of nonstatutory options to non-employee directors of the Company. The 1996 Plan provides automatic grants on January 1 of each year to directors who are not employees of the Company of an option to purchase 10,000 shares. In addition, in the case of a new director, automatic grants shall be effective upon such director's initial election or appointment to the Board with the number of underlying shares equal to the product of 2,500 multiplied by the number of regularly scheduled meetings remaining in that year. Subject to continued status as a director, options vest 25% per year on each of the fifth, sixth, seventh and eighth anniversaries of the date of grant; provided, however, that 2,500 shares vest on each date the director attends a Board meeting in person during that year. In addition, such director will automatically be granted a fully-vested option to purchase an additional 2,500 shares on each date the director attends a meeting of a committee of the Board other than on the same day or within one day of a Board meeting.

     Under the 1996 Plan, during 1998 the non-employee directors received options as follows: Mr. Fingerhut -- 10,000; Mr. Wallman -- 17,500; Mr. Kimberly -- 17,500; Mr. Sears -- 7,500; and Mr. deCastro -- 10,000.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee (the "Committee") of the Board of Directors is responsible for establishing compensation policy and administering the compensation programs of the Company's executive officers. The purpose of this report is to inform stockholders of the Company's compensation policies for executive officers and the rationale for the compensation paid to executive officers in 1998.

     The Compensation Committee of the Board of Directors, consisting entirely of non-employee directors, approves all policies under which compensation is paid or awarded to the Company's executive officers. The Compensation Committee is currently composed of Messrs. Fingerhut and deCastro. The members of the Compensation Committee also administer the Company's stock plans.

     For compensation paid to the Chief Executive Officer and other Named Officers in 1998, no reference was made to the data for comparable companies included in the performance graph included in this proxy statement under the heading "-- Performance Graph" (the "Performance Graph").

     Compensation Philosophy. The Company's executive compensation program has three objectives: (1) to align the interests of the executive officers with the interest of the Company's stockholders by basing a significant portion of an executive's compensation on the Company's performance; (2) to attract and retain highly talented and productive executives; and (3) to provide incentives for superior performance by the

Company's executives. To achieve these objectives, the Compensation Committee has crafted a program that consists of base salary, short-term incentive compensation in the form of cash bonuses and long-term incentive compensation in the form of stock options. These compensation elements are in addition to the general benefits programs which are offered to all of the Company's employees.

     Each year, the Compensation Committee reviews the Company's executive compensation program. In its review, the Compensation Committee studies the compensation packages for executives of companies at a comparable stage of development and in the Company's geographical area, assesses the competitiveness of the Company's executive compensation program and reviews the Company's financial and operational performance for the previous fiscal year. The Compensation Committee also gauges the success of the compensation program in achieving its objectives in the previous year, and considers the Company's overall performance objectives.

     Each element of the Company's executive compensation program is discussed below.

     Base Salaries. The Compensation Committee annually reviews the base salaries of the Company's executive officers. The base salaries for the Company's executive officers for 1998 were established at the beginning of that fiscal year, or when the executive joined the Company, as the case may be. In addition to considering the factors listed in the foregoing section that support the Company's executive compensation program generally, the Compensation Committee reviews the responsibilities of the specific executive position and the experience and knowledge of the individual in that position. The Compensation Committee also measures individual performance based upon a number of factors, including measurement of the Company's historic and recent financial and operational performance and the individual's contribution to that performance, the individual performance on non-financial goals and other contributions of the individual to the Company's success, and gives each of these factors relatively equal weight without confining its analysis to a rigorous formula. As is typical of most corporations, the actual payment of base salary is not conditioned upon the achievement of any predetermined performance targets.

     Incentive Compensation. Cash bonuses established for executive officers are intended to motivate the individual to work hard to achieve the Company's financial and operational performance goals or to otherwise incent the individual to aim for a high level of achievement on behalf of the Company in the coming year. Because the Company has been in the early stages of development, it has not historically paid cash bonuses. However, in 1998, bonuses were paid to the HTR executives pursuant to the terms of the HTR acquisition effected in October 1997. The Compensation Committee does not have an exact formula for determining bonus payments, but has established general target bonus levels (up to a maximum of 50% of base salary) for executive officers based in relatively equal measures upon the Compensation Committee's subjective assessment of the Company's projected revenues and net income, and other operational and individual performance factors. The Committee may adjust these targets during the year.

     Long-Term Incentive Compensation. The Company's long-term incentive compensation plan for its executive officers is based upon the Company stock plans. The Company believes that placing a portion of its executives' total compensation in the form of stock options achieves three objectives. It aligns the interest of the Company's executives directly with those of the Company's stockholders, gives executives a significant long-term interest in the Company's success and helps the Company retain key executives. Options generally vest over a three to five-year period based upon continued employment. In December 1996, and again in May and December 1998, the Company granted performance-based options to the Chief Executive Officer and various other executive officers. These grants vest ratably over four years beginning five years from the date of grant, subject to accelerated vesting in full during the first four years after the grant date if the fair market value of Company's Common Stock over consecutive 20 trading days is greater than a target price representing a four-year compounded return of 22.5% per year on the stock's fair market value at the date of grant.

     In determining the number of options to grant an executive, the Board primarily considered the executive's past performance and the degree to which an incentive for long-term performance would benefit the Company, as well as the number of shares and options already held by the executive officer. It is the Compensation Committee's policy to grant options at fair market value unless particular circumstances warrant otherwise.

     Benefits. The Company believes that it must offer a competitive benefit program to attract and retain key executives. During fiscal 1998, the Company provided the same medical and other benefits to its executive officers that are generally available to its other employees.

     Compensation of the Chief Executive Officer. The Chief Executive Officer's compensation is based upon the same elements and measures of performance as is the compensation for the Company's other executive officers. The Compensation Committee approved a base salary for Mr. Kannan for 1998 of $180,000. In structuring the compensation of Mr. Kannan, the Compensation Committee considered the alignment of his compensation package with the financial performance of the Company to be essential. No bonus was paid to Mr. Kannan for 1998.

     Section 162(m) of the Code. It is the responsibility of the Compensation Committee to address the issues raised by Section 162(m) of the Code. Revisions to this Section made certain non-performance based compensation in excess of $1,000,000 to executives of public companies non-deductible to such companies beginning in 1994. The Compensation Committee has reviewed these issues and has determined that it is not necessary for the Company to take any action at this time with regard to these issues.

     Neither the material in this report, nor the Performance Graph, is soliciting material, is or will be deemed filed with the Securities and Exchange Commission or is or will be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Exchange Act, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

        Submitted by:       THE COMPENSATION COMMITTEE
                            Edson D. deCastro
                            Barry K. Fingerhut

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Board of Directors consists of Messrs. deCastro and Fingerhut, none of whom was at any time during the fiscal year ended December 31, 1998 or at any other time an officer or employee of the Company. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Board of Directors or the Compensation Committee of the Company.

PERFORMANCE GRAPH

     The following graph shows an approximately two-year(1) comparison of cumulative total stockholder returns(2) for the Company, the CRSP Total Market Return Index of the Nasdaq Stock Market and CRSP Nasdaq Non-Financial Stocks Total Return Index. (The "CRSP" is the Center for Research in Securities Prices at the University of Chicago.) The graph assumes that $100 was invested on November 26, 1996 (the effective date of the Company's initial public offering) in each of the Company's Common Stock, the stocks in the CRSP Total Market Return Index of the Nasdaq Stock Market and the stocks in the CRSP Nasdaq Non-Financial Stocks Index.

                             [PERFORMANCE GRAPH]

                                                          UOLP                  NASDAQ CRSP TOTAL         NASDAQ NON-FINANCIAL
                                                          ----                  -----------------         --------------------
11/26/96                                                 100.00                      100.00                      100.00
12/31/96                                                 101.92                      100.81                      100.69
12/31/97                                                 126.92                      123.35                      118.19
12/31/98                                                  45.69                      170.35                      173.11

---------------
(1) Indicates comparison of total return for all of 1997 and 1998 and solely for that period of 1996 (November 26, 1996 -- December 31, 1996) during which the Company's Common Stock was registered under Section 12 of the Exchange Act.

(2) Total return assumes reinvestment of dividends. Total returns for the Nasdaq Stock Market and the Nasdaq Non-Financial Stocks indices are weighted based on market capitalization.

CERTAIN TRANSACTIONS

     In March 1997, the Company acquired Ivy Software, Inc., a Virginia corporation that develops and distributes business and accounting software for the academic education market, for $314,000 in cash and potential future payments not to exceed approximately $862,000. In connection with this transaction, the President and sole shareholder of Ivy, Robert N. Holt, entered into a three-year consulting agreement with the Company. In September 1998, the Company sold Ivy back to Mr. Holt for $250,000 in cash and a note receivable for approximately $200,000. In connection therewith, all other payment obligations of the Company to Mr. Holt were terminated (other than $35,000 already earned and paid under the consulting agreement). The Company agreed to pay Mr. Holt his standard consulting fee of $2,500 per day for any future services the Company might request from him.

     In April 1997, the Company acquired Teletutor, an Illinois corporation that develops, distributes and supports computer-based training courses for the data and telecommunications industry. The terms of the transaction included a $3.0 million cash payment at closing and $2.0 million in the form of a promissory note to be paid in cash ratably on the first, second and third anniversary dates of the acquisition. In connection with this transaction, James R. Cooper, formerly the President of Teletutor, entered into an employment agreement to become an Executive Vice President of the Company, from which position he resigned effective in March 1998. During the second quarter of 1998, the Company made the first installment payment of $666,667 to the former Teletutor shareholders. In December 1998, the Company and the former Teletutor stockholders restructured the terms of the note as follows: the Company issued to such stockholders an aggregate of 105,000 shares of Common Stock and three-year warrants to purchase 55,000 shares of its Common Stock at an exercise price of $6.00 per share and executed a new non-interest bearing promissory note for $826,666, payable in installments between March 15, 1999 and April 15, 2000.

     In October 1997, the Company acquired HTR, Inc., a Delaware corporation whose strategy is to deliver a total solution for corporate information technology requirements through its suite of products and services which includes traditional and on-site training, courseware and consulting, in exchange for 585,940 shares of Common Stock, options and warrants to purchase an additional 34,020 shares, the assumption of an aggregate of approximately $3.5 million of HTR debt and a combination of cash and notes payable in the aggregate amount of approximately $600,000. In addition, the executive officers of HTR, Messrs. Kaviani (who became a director and executive officer of the Company upon closing of the acquisition), Arsanjani (who became an executive officer of the Company upon closing of the acquisition) and Callahan (who became an executive officer of the Company upon closing of the acquisition) became entitled to receive bonuses in the aggregate amount of $690,000 in connection with their execution of employment agreements to become Executive Vice Presidents of the Company, payable no later than December 31, 1998. In June 1998, the executive officers of HTR were paid approximately $270,000 of their bonuses in cash to satisfy tax obligations and they agreed to convert the remaining approximately $420,000 of such sign-on bonuses and $320,000 of acquisition-related indebtedness into 134,447 shares of the Company's Series D convertible Preferred Stock. In connection with the acquisition, the Company also created a stock option pool of 180,000 shares of Common Stock and an incentive bonus pool with a potential payout of up to approximately $3,300,000 over three years to such officers (and one other executive officer of HTR), contingent upon the financial performance of HTR. During 1998, none of this payout was made and none of these option shares were granted to such executive officers. Mr. Callahan's employment as an executive officer of the Company was terminated in June 1998.

     In March 1998, the Company raised approximately $5.3 million in gross proceeds through a private placement (the "Series C Private Placement") of 626,293 shares of the Company's Series C Preferred Stock (which shares are convertible into approximately 757,800 shares of Common Stock), together with five-year warrants to purchase 626,293 shares of Common Stock at an exercise price of $8.46 per share (the five-day average of the closing bid prices calculated prior to closing of the Private Placement). Barry K. Fingerhut, a director and one of the largest beneficial stockholders of the Company, and other investors affiliated with Mr. Fingerhut, purchased an aggregate of 283,604 shares of Series C Preferred Stock and warrants to purchase an aggregate of 283,604 shares of Common Stock in the Series C Private Placement. The Series C Preferred Stock has a liquidation preference of $12.69 per share upon the sale or liquidation of the Company. The Common Stock issuable upon conversion of the Series C Preferred Stock and exercise of the related warrants has certain registration rights.

     In June 1998, the Company raised approximately $5.2 million in gross proceeds through a private placement (the "Series D Private Placement") of 1,082,625 shares of the Company's Series D Preferred Stock (which shares are convertible into Common Stock on a one-for-one basis). Barry K. Fingerhut, a director and one of the largest beneficial stockholders of the Company, and other investors affiliated with Mr. Fingerhut, purchased an aggregate of 445,452 shares of Series D Preferred Stock in the Series D Private Placement. 137,174 shares of the Series D Preferred Stock and 5,194 shares of UOL Common Stock were issued in connection with the conversion of approximately $805,000 of indebtedness, mainly to certain former shareholders of HTR. Pursuant to the terms of the Series D Preferred Stock, the Company declared and issued a 5% Common Stock dividend on the Series D Preferred Stock in December 1998.

     In May 1999, the Company raised approximately $1.32 million through a private placement of 448,297 shares of common stock at a price of $2.9375 per share. Barry K. Fingerhut, a director and the largest beneficial stockholder of the Company, purchased an aggregate of 102,127 of such shares for an aggregate consideration of $300,000. The holders of shares issued in this financing are entitled to certain registration rights.

     In December 1996, the Company loaned Nat Kannan, the Company's founder, Chief Executive Officer and Chairman, $100,000 to help satisfy Mr. Kannan's income tax withholding obligations relating to back wages paid to Mr. Kannan by the Company in 1996. The largest outstanding principal amount under the loan, together with interest accrued thereon, during 1998 was approximately $116,000. The loan bears interest at the prime rate, as announced from time to time by First Union National Bank, minus one percent with principal and accrued interest payable in full upon demand.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16(a) of the Exchange Act, directors and executive officers of the Company are required to file reports with the Securities and Exchange Commission indicating their holdings of and transactions in the Company's equity securities. Except as described below, to the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, there were no reports required under Section 16(a) of the Exchange Act which were not timely filed during the fiscal year ended December 31, 1998:

          1. Farzin Arsanjani, an executive officer of the Company, filed a late Form 4 reporting the sale of 3,853 shares to Daniel J. Callahan, pursuant to Mr. Callahan's warrant to purchase such shares, and filed a late Form 5 reporting options granted to him in December 1998;

          2. Kamyar Kaviani, an executive officer of the Company, filed a late Form 4 reporting the sale of 3,853 shares to Daniel J. Callahan, pursuant to Mr. Callahan's warrant to purchase such shares; and

          3. Daniel J. Callahan, an executive officer of the Company, filed a late Form 4 reporting the purchase of the above-referenced shares from each of Messrs. Arsanjani and Kaviani pursuant to his warrant to purchase such shares, and also reporting the purchase of 5,779 shares from the Company pursuant to a warrant.

DEADLINE FOR STOCKHOLDER PROPOSALS

     Stockholders having proposals that they desire to present at next year's annual meeting of stockholders of the Company should, if they desire that such proposals be included in the Company's Proxy Statement relating to such meeting, submit such proposals in time to be received by the Company not later than
          , 2000. To be so included, all such submissions must comply with the requirements of Rule 14a-8 promulgated under the Exchange Act and the Board of Directors directs the close attention of interested stockholders to that Rule. In addition, management's proxy holders will have discretion to vote proxies given to them on any stockholder proposal of which the Company does not have
notice prior to           , 2000. Proposals may be mailed to the Corporate
Secretary, UOL Publishing, Inc., 8251 Greensboro Drive, Suite 500, McLean, Virginia 22102.

OTHER MATTERS

     The Board of Directors knows of no other business to be brought before the Meeting, but it is intended that, as to any such other business, the shares will be voted pursuant to the proxy in accordance with the best judgment of the person or persons acting thereunder.

                                                                      APPENDIX A

     This PRIVATE EQUITY LINE OF CREDIT AGREEMENT (this "Agreement") is entered into as of the 4th day of May 1999, by and between HAMBRECHT & QUIST GUARANTY FINANCE, LLC (the "Investor"), a California limited liability company, and UOL PUBLISHING, INC. (the "Company"), a Delaware corporation.

     WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase, shares of the Company's Convertible Preferred Stock (as defined below) having an aggregate purchase price up to $3,000,000; and

     WHEREAS, such investments will be made in reliance upon the provisions of
Section 4(2) ("Section 4(2)") and Regulation D ("Regulation D") of the United States Securities Act of 1933, as amended and the rules and regulations promulgated thereunder (the "Securities Act"), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments in securities convertible into the Company's Common Stock to be made hereunder.

     NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I
                              CERTAIN DEFINITIONS

     Section 1.1 "Average Daily Trading Volume" with respect to any date, shall be calculated by (a) multiplying the reported trading volume of Common Stock on each of the Trading Days in the thirty days immediately preceding such date by the average of the high and low reported share price on such dates, (b) adding the results together, and (iii) dividing the sum by the number of Trading Days obtained under Section 1.1(a).

     Section 1.2 "Bid Price" shall mean, with respect to any Trading Day, the closing bid price on such Trading Day of the Common Stock on the Principal Market.

     Section 1.3  "Blackout Shares"  shall have the meaning assigned to them in
Section 2.6.

     Section 1.4 "Capital Shares" shall mean the Common Stock and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of dividends (as and when declared) and assets (upon liquidation of the Company).

     Section 1.5 "Closing" shall mean one of the closings of a purchase and sale of the Put Shares pursuant to Section 2.1.

     Section 1.6 "Closing Date" shall mean, with respect to a Closing, the second Trading Day following the Put Notice Date related to such Closing, provided all conditions to such Closing have been satisfied on or before such Trading Day.

     Section 1.7 "Commitment Period" shall mean the period commencing from the Subscription Date until the earliest of (a) close of business on December 31, 1999, unless this Agreement is earlier terminated by the Investor pursuant to Sections 2.4 or 10.8, (b) the date that is 180 days after the effective date of the Registration Statement, or (c) such earlier date as the Company and the Investor may mutually agree in writing.

     Section 1.8 "Common Stock" shall mean the Company's common stock, $0.01 par value per share.

     Section 1.9 "Common Stock Equivalents" shall mean any securities that are convertible into or exchangeable for Common Stock or any warrants, options or other rights to subscribe for or purchase Common Stock or any such convertible or exchangeable securities.

     Section 1.10 "Convertible Preferred Stock" shall mean the Company's Series E Convertible Preferred Stock having an annualized dividend rate of 6.0% payable monthly in kind in Convertible Preferred Stock at a price per share equal to 85% of the closing price of the Common Stock on the date such dividend is payable, and such other rights, preferences and privileges as are specified in the form of Certificate of Designation of Rights of the Series E Convertible Preferred Stock ("Certificate of Designation") attached hereto as Exhibit A.

     Section 1.11 "Condition Satisfaction Date" shall have the meaning set forth in Section 7.2 of this Agreement.

     Section 1.12 "Damages" shall mean any loss, claim, damage, liability, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements and costs and expenses of expert witnesses and investigation).

     Section 1.13 "Dividend Shares" shall mean shares of Convertible Preferred Stock paid as dividends on Put Shares.

     Section 1.14 "Effective Date" shall mean the date on which the SEC first declares effective a Registration Statement registering resale of the Registrable Securities as set forth in Section 7.2(a).

     Section 1.15 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

     Section 1.16 "Investment Amount" shall mean the dollar amount paid by the Investor to purchase Put Shares as specified in a Put Notice.

     Section 1.17  "Legend"  shall have the meaning specified in Section 8.1.

     Section 1.18 "Market Price" on any given date shall mean the lower of (a) the average of the lowest intra-day prices of the Common Stock over the Valuation Period and (b) the closing price of the Common Stock on such date. "Lowest intra-day price" shall mean the lowest price of the Common Stock (as reported by Bloomberg L.P.) during any Trading Day.

     Section 1.19  "Maximum Commitment Amount"  shall mean $3,000,000.

     Section 1.20 "Material Adverse Effect" shall mean any effect on the business, operations, properties or financial condition of the Company that is material and adverse to the Company and all other entities controlled by the Company, taken as a whole, and/or any condition, circumstance or situation that would prohibit or otherwise interfere with the ability of the Company to enter into and perform its obligations under any of (a) this Agreement, (b) the Registration Rights Agreement or (c) the Warrant.

     Section 1.21 "Maximum Put Amount" shall equal, on any potential Put Notice Date, the lesser of (i) two (2) times the Average Dollar Trading Volume at such date or (ii) $500,000.

     Section 1.22 "NASD" shall mean the National Association of Securities Dealers, Inc.

     Section 1.23 "Outstanding" when used with reference to Capital Shares, shall mean, at any date, all issued and outstanding Capital Shares, and shall include all Capital Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in Capital Shares; provided, however, that "Outstanding" shall not refer to any Capital Shares then directly or indirectly owned or held by or for the account of the Company.

     Section 1.24 "Person" shall mean an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     Section 1.25 "Principal Market" shall mean the principal trading exchange or market for the Common Stock, which is currently the Nasdaq SmallCap Market.

     Section 1.26 "Purchase Price" shall mean, with respect to a Put, 85% of the Market Price of the Common Stock on the applicable Closing Date.

     Section 1.27 "Put" shall mean the Company's exercise of its right to require the Investor to purchase a specified amount of the Put Shares, subject to the terms and conditions of this Agreement.

     Section 1.28 "Put Notice Date" shall mean the Trading Day during the Commitment Period that a Put Notice to sell Common Stock to the Investor is deemed delivered pursuant to Section 2.2(b) hereof.

     Section 1.29 "Put Notice" shall mean a written notice to the Investor setting forth the Investment Amount that the Company intends to require the Investor to purchase pursuant to the terms of this Agreement.

     Section 1.30 "Put Shares" shall mean all shares of Convertible Preferred Stock issued or issuable pursuant to a Put in accordance with the terms and conditions of this Agreement.

     Section 1.31 "Registrable Securities" shall mean the Common Stock issuable upon the conversion of (a) the Put Shares, (b) the Dividend Shares, (c) the Warrant Shares, and (d) the Blackout Shares and any securities issued or issuable with respect to any of the foregoing by way of exchange, stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (w) the Registration Statement has been declared effective by the SEC and all Registrable Securities have been disposed of pursuant to the Registration Statement, (x) all Registrable Securities have been, or could be in any three-month period, sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met, or (y) such time as all Registrable Securities have been otherwise transferred to holders who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend.

     Section 1.32 "Registration Rights Agreement" shall mean the Registration Rights Agreement of even date herewith entered into between Purchaser and the Company in the form of Exhibit B hereto.

     Section 1.33 "Registration Statement" shall mean a registration statement on Form S-1 filed by the Company and maintained in full force and effect during the Commitment Period sufficient to cover registration for resale by the Investor of the maximum amount of Common Stock issuable upon conversion of (a) the Put Shares that can be Put to the Investor under this Agreement and (b) the Warrant Shares, together with a reasonable allowance for the Dividend Shares and the Blackout Shares, as agreed by the Investor and the Company.

     Section 1.34 "Regulation D" shall have the meaning set forth in the recitals of this Agreement.

     Section 1.35  "SEC"  shall mean the Securities and Exchange Commission.

     Section 1.36 "Section 4(2)" shall have the meaning set forth in the recitals of this Agreement.

     Section 1.37 "Securities Act" shall have the meaning set forth in the recitals of this Agreement.

     Section 1.38 "SEC Documents" shall mean the Company's latest Form 10-K as of the time in question, all Forms 10-Q and 8-K filed thereafter, and the Proxy Statement for its latest fiscal year as of the time in question until such time the Company no longer has an obligation to maintain the effectiveness of a Registration Statement as set forth herein and in the Registration Rights Agreement.

     Section 1.39 "Subscription Date" shall mean the date on which this Agreement is executed and delivered by the parties hereto.

     Section 1.40 "Special Put" shall mean a Put having an Investment Amount equal to the lesser of (a) up to four (4) times the Average Dollar Trading Volume for the Put Notice Date in question or (b) $500,000.

     Section 1.41 "Trading Day" shall mean any day during which the Principal Market shall be open for business.

     Section 1.42 "Valuation Event" shall mean an event in which the Company at any time during a Valuation Period takes any of the following actions: (a) subdivides or combines its Common Stock; (b) pays a dividend in its capital stock or makes any other distribution of its Capital Shares, except for dividends paid or distributions made in respect of preferred stock; (c) issues any additional Capital Shares ("Additional Capital Shares"), otherwise than as provided in the foregoing Subsections (a) and (b) above or pursuant to this Agreement, at a price per share less, or for other consideration lower, than the Purchase Price calculated immediately prior to such issuance, or without consideration; (d) issues any warrants, options or other rights to subscribe for or purchase any Additional Capital Shares at a subscription or purchase price per share less than the Purchase Price calculated immediately prior to such issuance; (e) issues any securities convertible into or exchangeable for Capital Shares at a price per underlying Additional Capital Share less than the Purchase Price calculated immediately prior to such issuance; (f) makes a distribution of its assets or evidences of indebtedness to the holders of its Capital Shares as a dividend in liquidation or by way of return of capital, except (i) dividends paid or distributions made in respect of preferred stock, (ii) as a dividend payable out of earnings or surplus legally available for dividends under applicable law, or (iii) any distribution to such holders made in respect of the sale of all or substantially all of the Company's assets (other than under the circumstances provided for in the foregoing subsections (a) through (e)); or (g) takes any action affecting the number of Outstanding Capital Shares, other than an action described in any of the foregoing subsections (a) through (f) hereof, inclusive, which in the opinion of the Company's Board of Directors, determined in good faith, would have a materially adverse effect upon the rights of the Investor at the time of a Put or exercise of the Warrant.

     Section 1.43 "Valuation Period" shall mean the period of five (5) Trading Days consisting of the relevant Closing Date and the four (4) Trading Days immediately preceding it; provided, however, that if a Valuation Event occurs during any Valuation Period, a new Valuation Period shall begin on the Trading Day immediately after the occurrence of such Valuation Event and end on the fifth Trading Day thereafter.

     Section 1.44 "Warrant" shall mean the Warrant in the form of Exhibit C hereto issued pursuant to Section 2.5 of this Agreement, entitling Investor to purchase up to 100,000 shares of Convertible Preferred Stock at the exercise price described therein.

     Section 1.45 "Warrant Shares" shall mean all shares of Convertible Preferred Stock issued or issuable pursuant to exercise of the Warrant.

                                   ARTICLE II
                        PURCHASE AND SALE OF PUT SHARES;
              TERMINATION OF OBLIGATIONS; WARRANT; BLACKOUT SHARES

     Section 2.1 Investments. (a) Puts. Upon the terms and conditions set forth herein (including, without limitation, the provisions of Article VII hereof), the Company may exercise a Put by the delivery of a Put Notice to the Investor. The number of Put Shares that the Investor shall receive pursuant to such Put shall be determined by dividing the Investment Amount specified in the Put Notice by the Purchase Price on the Closing Date. The Investment Amount specified in any Put Notice shall not exceed $500,000 and the total of all Investment Amounts in Put Notices submitted by the Company shall not exceed the Maximum Commitment Amount. No Put Notice may be delivered on any Trading Day that is within fifteen (15) Trading Days or less of the Trading Day on which a Put Notice was last delivered.

     (b) Special Put. On a one time basis, and provided that as of such date, the Company would otherwise be entitled to deliver a Put Notice, the Company may exercise the Special Put.

     Section 2.2  Put Notice Date.  A Put Notice shall be deemed delivered on
(a) the Trading Day it is received by facsimile or otherwise by the Investor if such notice is received prior to 12:00 noon New York time, or (b) the immediately succeeding Trading Day if it is received by facsimile or otherwise after 12:00 New York time on a Trading Day or at any time on a day which is not a Trading Day. No Put Notice may be deemed delivered on a day that is not a Trading Day.

     Section 2.3 Closings. Following the determination of the Purchase Price on a Closing Date for a Put, (a) the Company shall deliver to the Investor one or more certificates representing the Put Shares, registered in the name of the Investor, or such other evidence of the issuance of the Put Shares to the Investor as the parties may agree is appropriate and (b) the Investor shall wire transfer to the Company the Investment Amount specified in the Put Notice in immediately available funds to the account specified by the Company, it being understood that the wire transfer might not be actually received until the next business day. In addition, on or prior to such Closing Date, each of the Company and the Investor shall deliver to the other all documents, instruments and writings required to be delivered or reasonably requested by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein.

     Section 2.4 Termination of Investment Obligation. This Agreement and the Investor's obligation to purchase Put Shares hereunder shall automatically terminate (including with respect to any Put, notice of which has been given but the applicable Closing Date has not yet occurred) and the Investor may, at its sole discretion, terminate this Agreement in the event that: (a) there shall occur any stop order or suspension of the effectiveness of the Registration Statement for an aggregate of thirty (30) Trading Days during the Commitment Period, for any reason other than deferrals or suspension during a Blackout Period in accordance with the Registration Rights Agreement as a result of corporate developments subsequent to the Subscription Date that would require such Registration Statement to be amended to reflect such event in order to maintain its compliance with the disclosure requirements of the Securities Act; or (b) the Company shall at any time fail to comply with the requirements of Sections 6.3, 6.4, 6.5 or 6.6.

     Section 2.5 The Warrant. On the Subscription Date, the Company shall issue and deliver the Warrant to the Investor. The Common Stock issuable upon conversion of the Warrant Shares shall be registered for resale pursuant to the Registration Rights Agreement.

     Section 2.6 Blackout Shares. In the event that, (a) within five (5) Trading Days following any Closing Date, the Company gives a Blackout Notice to the Investor of a Blackout Period in accordance with the Registration Rights Agreement, and (b) the Bid Price on the Trading Day immediately preceding such Blackout Period ("Old Bid Price") is greater than the Bid Price on the first Trading Day following such Blackout Period that the Investor may sell its Registrable Securities pursuant to an effective Registration Statement ("New Bid Price"), then the Company shall issue to the Investor the number of additional shares of Registrable Securities (the "Blackout Shares") equal to the difference between (x) the product of the number of Registrable Securities held by Investor immediately prior to the Blackout Period multiplied by the Old Bid Price, divided by the New Bid Price, and (y) the number of Registrable Securities held by Investor immediately prior to the Blackout Period.

     Section 2.7 Liquidated Damages. The parties hereto acknowledge and agree that the requirement to issue Blackout Shares under Section 2.6 above shall constitute liquidated damages and not penalties. The parties further acknowledge that (a) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (b) the amounts specified in such section bear a reasonable proportion and are not plainly or grossly disproportionate to the probable loss likely to be incurred by the Investor in connection with a Blackout Period, and (c) the parties are sophisticated business parties and have been represented by sophisticated and able legal and financial counsel and negotiated this Agreement at arm's length.

                                  ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF INVESTOR

     The Investor represents and warrants to the Company that:

     Section 3.1 Intent. The Investor is entering into this Agreement for its own account and the Investor has no present arrangement (whether or not legally binding) at any time to sell any of the Company's securities to be acquired hereunder to or through any person or entity; provided, however, that by making the representations herein, the Investor does not agree to hold those securities for any minimum or other specific term and reserves the right to dispose of them at any time in accordance with federal and state securities laws applicable to such disposition.

     Section 3.2 A Credited Investor. The Investor is an accredited investor (as defined in Rule 501 of Regulation D), and Investor has such experience in business and financial matters that make it capable of evaluating the merits and risks of an investment in the securities to be issued hereunder. The Investor acknowledges that an investment in the securities to be issued hereunder is speculative and involves a high degree of risk.

     Section 3.3 Authority. Each of this Agreement and the Registration Rights Agreement was validly executed and delivered by the Investor and each is a valid and binding agreement of the Investor enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

     Section 3.4 Not an Affiliate. The Investor is not an officer, director or "affiliate" (as that term is defined in Rule 405 of the Securities Act) of the Company.

     Section 3.5 Organization and Standing. Investor is duly organized, validly existing, and in good standing under the laws of the state of its organization.

     Section 3.6 Disclosure; Access to Information. Investor has received all documents, records, books and other information pertaining to Investor's investment in the Company that have been requested by Investor. The Investor has reviewed or received copies of the SEC Documents.

     Section 3.7 Manner of Sale. At no time was Investor presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

                                   ARTICLE IV
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to the Investor that:

     Section 4.1 Organization of the Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not have a Material Adverse Effect.

     Section 4.2 Authority. (a) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Registration Rights Agreement and the Warrant and to issue the Put Shares, the Warrant, the Warrant Shares and the Blackout Shares; (b) the execution and delivery of this Agreement and the Registration Rights Agreement, and the execution, issuance and delivery of the Warrant by the Company and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors, other than approval of its stockholders, is required; and (c) each of this Agreement and the Registration Rights Agreement has been duly executed and delivered and the Warrant has been duly executed, issued and delivered by the Company and constitute valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

     Section 4.3 Capitalization. As of May 11, 1999 the authorized capital stock of the Company consisted of (i) 36,000,000 shares of Common Stock, of which 4,728,909 shares were issued and outstanding; (ii) 10,000,000 shares of Preferred Stock, of which 1,000,000 shares were designated Series C Convertible Preferred Stock, of which 626,293 shares were issued and outstanding, and 1,200,000 shares were designated

Series D Convertible Preferred Stock, of which 1,082,625 shares were issued and outstanding. Except as set forth on Schedule 4.3 hereof, there are no options, warrants, or rights to subscribe to, securities, rights or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock of the Company. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable.

     Section 4.4 Common Stock. The Company has registered its Common Stock pursuant to Section 12(g) of the Exchange Act and is in full compliance with all reporting requirements of the Exchange Act, and the Company has maintained all requirements for the continued quotation of its Common Stock and such Common Stock is currently quoted, on the Nasdaq SmallCap Market ("Nasdaq").

     Section 4.5 SEC Documents. The Company has delivered or made available to the Investor true and complete copies of the SEC Documents (including, without limitation, proxy information and solicitation materials). The Company has not provided to the Investor any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents complied, when filed, as to form and substance in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements were prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

     Section 4.6 Exemption from Registration; Valid Issuances. The sale and issuance of the Warrant, the Warrant Shares, the Put Shares and any Blackout Shares in accordance with the terms and on the basis of the representations and warranties set forth in this Agreement, may and shall be properly issued pursuant to Section 4(2), Regulation D and/or any applicable state law. When issued and paid for as herein provided, the Put Shares, the Warrant Shares and any Blackout Shares shall be duly and validly issued, fully paid and nonassessable. Neither the sales of the Put Shares, the Warrant, the Warrant Shares, the Dividend Shares, or any Blackout Shares pursuant to, nor the Company's performance of its obligations under, this Agreement, the Registration Rights Agreement or the Warrant shall (i) be subject to or result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Put Shares, the Warrant Shares, the Dividend Shares, any Blackout Shares or any of the assets of the Company, or (ii) be subject to or entitle the holders of Outstanding Capital Shares or preferred shares to preemptive or other rights to subscribe to or acquire the Put Shares, the Warrant Shares, the Dividend Shares, any Blackout Shares or Registrable Securities. The Put Shares, the Warrant Shares and any Blackout Shares shall not subject the Investor to personal liability by reason of the ownership thereof.

     Section 4.7 No General Solicitation or Advertising in Regard to This Transaction. Neither the Company nor any of its affiliates nor any distributor or any person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Put Shares, the Warrant, the Warrant Shares or any Blackout Shares, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of any of them under the Securities Act.

     Section 4.8 Corporate Documents. The Company has furnished or made available to the Investor true and correct copies of the Company's Certificate of Incorporation, as in effect on the date hereof (the "Certificate"), and the Company's By-Laws, as in effect on the date hereof (the "By-Laws").

     Section 4.9 No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of the Put Shares, the Warrant, the Warrant Shares and the Blackout Shares do not and will not (i) result in a violation of the Certificate or By-Laws or (ii) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, instrument or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, or (iii) result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect) nor is the Company otherwise in violation of, conflict with or in default under any of the foregoing (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Put Shares or the Warrant Shares in accordance with the terms hereof (other than any SEC, Nasdaq or state securities filings that may be required to be made by the Company, any registration statement that may be filed pursuant hereto, and any shareholder approval required by the rules applicable to companies whose common stock trades on Nasdaq); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investor herein.

     Section 4.10 No Material Adverse Change. Since December 31, 1998, no event has occurred that would have a Material Adverse Effect, except as disclosed in the SEC Documents.

     Section 4.11 No Undisclosed Liabilities. The Company has no liabilities or obligations that are material, individually or in the aggregate, and that are not disclosed in the SEC Documents or otherwise publicly announced, other than those incurred in the ordinary course of the Company's businesses since December 31, 1998 and which, individually or in the aggregate, do not or would not have a Material Adverse Effect.

     Section 4.12 No Undisclosed Events or Circumstances. Since December 31, 1998, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the SEC Documents.

     Section 4.13 Litigation and Other Proceedings. Except as may be set forth in the SEC Documents, there are no lawsuits or proceedings pending or to the best knowledge of the Company threatened, against the Company, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which might have a Material Adverse Effect. Except as set forth in the SEC Documents, no judgment, order, writ, injunction or decree or award has been issued by or, so far as is known by the Company, requested of any court, arbitrator or governmental agency which might result in a Material Adverse Effect.

     Section 4.14 No Misleading or Untrue Communication. The Company has not made, at any time, any oral communication in connection with the offer or sale of securities hereunder which contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

                                   ARTICLE V
                           COVENANTS OF THE INVESTOR

     Section 5.1 Compliance With Law. The Investor's trading activities with respect to shares of the Company's Common Stock will be in compliance with all applicable state and federal securities laws, rules and regulations and the rules and regulations of the Principal Market.

                                   ARTICLE VI
                            COVENANTS OF THE COMPANY

     Section 6.1 Registration Rights. The Company shall use its best efforts to cause the Registration Rights Agreement to remain in full force and effect and the Company shall comply in all respects with the terms thereof.

     Section 6.2 Reservation of Common Stock. As of the date hereof, the Company has available and the Company shall reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligation to issue Common Stock upon conversion of the Put Shares, the Warrant Shares, the Dividend Shares, and the Blackout Shares; such amount of shares of Common Stock to be reserved shall be calculated based upon the minimum Purchase Price for the Put Shares under the terms and conditions of this Agreement and the exercise price of the Warrant and a good faith estimate by the Company in consultation with the Investor of the number of Blackout Shares that will need to be issued. The number of shares so reserved from time to time, as theretofore increased or reduced as hereinafter provided, may be reduced by the number of shares actually delivered hereunder.

     Section 6.3 Listing of Common Stock. The Company shall use its best efforts to maintain the listing of the Common Stock on a Principal Market or other exchange acceptable to the Investor. The Company shall use its best efforts to continue the listing and trading of its Common Stock on the Principal Market (including, without limitation, maintaining sufficient net tangible assets) and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NASD and the Principal Market.

     Section 6.4 Exchange Act Registration. The Company shall cause its Common Stock to continue to be registered under Section 12(g) or 12(b) of the Exchange Act, will use its best efforts to comply in all respects with its reporting and filing obligations under said Act, and will not take any action or file any document (whether or not permitted by said Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Act.

     Section 6.5 Legends. The certificates evidencing the Put Shares, the Warrant Shares, the Dividend Shares and the Blackout Shares shall be free of legends, except as provided for in Article VIII.

     Section 6.6 Corporate Existence. The Company shall take all steps necessary to preserve and continue the corporate existence of the Company.

     Section 6.7 Additional SEC Documents. The Company shall deliver to the Investor, as and when the originals thereof are submitted to the SEC for filing, copies of all SEC Documents so furnished or submitted to the SEC.

     Section 6.8 Notice of Certain Events Affecting Registration; Suspension of Right to Make a Put. The Company shall immediately notify the Investor upon the occurrence of any of the following events in respect of a registration statement or related prospectus in respect of an offering of Registrable Securities: (i) receipt by the Company of any request for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement or for amendments or supplements to the registration statement or related prospectus; (ii) receipt by the Company of notice of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in such Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the registration statement, related prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the registration statement would be appropriate, and the Company shall promptly make available to the Investor any such supplement or amendment to the related prospectus. The Company shall not deliver to the Investor any Put Notice during the continuation of any of the foregoing events.

     Section 6.9 Expectations Regarding Put Notices. Within ten (10) days after the commencement of each calendar quarter occurring subsequent to the commencement of the Commitment Period, the Company undertakes to notify the Investor as to its reasonable expectations as to the dollar amount it intends to raise during such calendar quarter, if any, through the issuance of Put Notices. Such notification shall constitute only the Company's good faith estimate with respect to such calendar quarter and shall in no way obligate the Company to raise such amount during such calendar quarter or otherwise limit its ability to deliver Put Notices during such calendar quarter. The failure by the Company to comply with this provision can be cured by the Company's notifying the Investor at any time as to its reasonable expectations with respect to the current calendar quarter.

     Section 6.10 Consolidation; Merger. The Company shall not, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument this Agreement and the Registration Rights Agreement and the obligations attendant to the Company's right to Put its securities to the Investor pursuant hereto.

     Section 6.11 Issuance of Put Shares, Warrant Shares, Dividend Shares, and Blackout Shares. The sale of the Put Shares, the issuance of the Warrant Shares pursuant to exercise of the Warrant and the issuance of any Dividend Shares or Blackout Shares shall be made in accordance with the provisions and requirements of Section 4(2), Regulation D and/or any applicable state law. Issuance of the Warrant Shares pursuant to exercise of the Warrant through a cashless exercise shall be made in accordance with the provisions and requirements of Section 3(a)(9), Section 4(2), Regulation D and/or any applicable state law.

     Section 6.12 Legal Opinion on Subscription Date. The Company's general or outside counsel shall deliver to the Investor on the Subscription Date an opinion in the form of Exhibit D.

     Section 6.13 Filing of Certificate of Designation. The Company shall have filed the Certificate of Designation with the Secretary of State of the State of Delaware and such certificate shall have been accepted and approved.

     Section 6.14 No Other Equity Lines. While this Agreement is in effect, the Company shall refrain from entering into any other agreements, arrangements or understandings granting to the Company the right to put shares of its securities to one or more investors through private placements, except in connection with strategic partnership or joint venture arrangements.

     Section 6.15 Retention of Financial Services of Hambrecht & Quist. In the event the Company desires to retain Hambrecht and Quist Group or any of its wholly-owned subsidiaries ("H&Q") for additional financial services, and to the extent the Company's retention of H&Q would potentially restrict the Investor's resale of the Put Shares or Common Stock issuable upon conversion thereof, the retention of H&Q must be approved by the Investor. If H&Q is retained by the Company as an underwriter in a follow-on offering of the Company's securities, and as a result, the Investor is required to modify the terms of the Warrant and other compensation received by the Investor from the Company, to comply with the NASD's prohibitions on excess underwriter compensation, the Company shall compensate the Investor for any economic loss suffered by the Investor, to the extent that such compensation would not result in excess underwriter's compensation in breach of the rules and regulations of the NASD or other applicable law.

                                  ARTICLE VII
        CONDITIONS TO DELIVERY OF PUT NOTICES AND CONDITIONS TO CLOSING

     Section 7.1 Conditions Precedent to the Obligation of the Company to Issue and Sell Put Shares. The obligation hereunder of the Company to issue and sell the Put Shares to the Investor incident to each Closing is subject to the satisfaction, at or before each such Closing, of each of the conditions set forth below.

          (a) Accuracy of the Investor's Representation and Warranties. The representations and warranties of the Investor shall be true and correct in all material respects as of the date of this Agreement and as of the date of each such Closing as though made at each such time.

          (b) Performance by the Investor. The Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to such Closing.

          (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or adopted by any court or governmental authority of competent jurisdiction that prohibits the transactions contemplated by this Agreement, and no actions, suits or proceedings shall be in progress, pending or threatened by any Person, that seek to enjoin or prohibit the transactions contemplated by this Agreement. For purposes of this paragraph (c), no proceeding shall be deemed pending or threatened unless one of the parties has received written or oral notification thereof prior to the applicable Closing Date.

          (d) Other. The Company shall have received and been reasonably satisfied with such other certificates and documents as shall have been reasonably requested by it in order to confirm the Investor's satisfaction of the conditions set forth in this Section 7.1.

     Section 7.2 Conditions Precedent to the Right of the Company to Deliver a Put Notice and the Obligation of the Investor to Purchase Put Shares. The right of the Company to deliver a Put Notice and the obligation of the Investor hereunder to acquire and pay for the Put Shares incident to a Closing is subject to the satisfaction, on (i) the applicable Put Date and (ii) the applicable Closing Date (each a "Condition Satisfaction Date"), of each of the following conditions:

          (a) Registration of the Registrable Securities with the SEC. As set forth in the Registration Rights Agreement, the Company shall have previously filed with the SEC a Registration Statement with respect to the resale of the Registrable Securities by the Investor that shall have been declared effective by the SEC prior to the first Put Date.

          (b) Effective Registration Statement. As set forth in the Registration Rights Agreement, the Registration Statement shall have previously become effective and shall remain effective on each Condition Satisfaction Date and (i) neither the Company nor the Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened to do so (unless the SEC's concerns have been addressed and the Investor is reasonably satisfied that the SEC no longer is considering or intends to take such action), and (ii) no other suspension of the use or withdrawal of the effectiveness of the Registration Statement or related prospectus shall exist, and (iii) the Investor shall not have advised the Company that, in its reasonable opinion, the Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading, and such allegedly untrue statement or omission shall not have been addressed to the reasonable satisfaction of the Investor.

          (c) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company shall be true and correct in all material respects as of each Condition Satisfaction Date as though made at each such time (except for representations and warranties specifically made as of a particular date).

          (d) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement, the Registration Rights Agreement and the Warrant to be performed, satisfied or complied with by the Company at or prior to each Condition Satisfaction Date.

          (e) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or adopted by any court or governmental authority of competent jurisdiction that prohibits the transactions contemplated by this Agreement or otherwise has a Material Adverse Effect, and no actions, suits or proceedings shall be in progress, pending or threatened by any Person, that seek to enjoin or prohibit the transactions contemplated by this Agreement or otherwise could reasonably be expected to have a Material Adverse Effect. For purposes of this paragraph (e), no proceeding shall be deemed pending or threatened unless one of the parties has received written or oral notification thereof prior to the applicable Closing Date.

          (f) No Suspension of Trading in or Delisting of Common Stock. The trading of the Common Stock shall not have been suspended by the SEC, the Principal Market or the NASD and the Common Stock shall have been approved for listing or quotation on and shall not have been delisted from all Principal Markets (including, without limitation, delisted to the Nasdaq Bulletin Board). The issuance of Put Shares with respect to the applicable Closing, if any, shall not violate the shareholder approval requirements of the Principal Market.

          (g) Legal Opinion. The Company shall have caused to be delivered to the Investor, within five (5) Trading Days of the Effective Date, an opinion of the Company's independent or general counsel in the form of Exhibit E hereto, addressed to the Investor.

          (h) Ten Percent Limitation. On each Closing Date, the number of Put Shares then to be purchased by the Investor shall not exceed the number of such shares that, when aggregated with all other shares of Registrable Securities then owned by the Investor beneficially or deemed beneficially owned by the Investor, would result in the Investor owning no more than 9.9% of all of such Common Stock as would be outstanding on such Closing Date, as determined in accordance with Section 16 of the Exchange Act and the regulations promulgated thereunder. For purposes of this Section, in the event that the amount of Common Stock outstanding as determined in accordance with Section 16 of the Exchange Act and the regulations promulgated thereunder is greater on a Closing Date than on the date upon which the Put Notice associated with such Closing Date is given, the amount of Common Stock outstanding on such Closing Date shall govern for purposes of determining whether the Investor, when aggregating all purchases of Common Stock made pursuant to this Agreement and, if any, Warrant Shares and Blackout Shares, would own more than 9.9% of the Common Stock following such Closing Date.

          (i) No Knowledge. The Company shall have no knowledge of any event more likely than not to have the effect of causing such Registration Statement to be suspended or otherwise ineffective (which event is more likely than not to occur within the fifteen Trading Days following the Trading Day on which such Notice is deemed delivered).

          (j) Shareholder Vote. The issuance of Put Shares with respect to the applicable Closing, if any, shall not violate the shareholder approval requirements of the Principal Market.

          (k) Other. On each Condition Satisfaction Date, the Investor shall have received and been reasonably satisfied with such other certificates and documents as shall have been reasonably requested by the Investor in order for the Investor to confirm the Company's satisfaction of the conditions set forth in this Section 7.2, including, without limitation, a certificate in substantially the form and substance of Exhibit F hereto, executed in either case by an executive officer of the Company and to the effect that all the conditions to such Closing shall have been satisfied as at the date of each such certificate.

     Section 7.3 Due Diligence Review. The Company shall make available for inspection and review by the Investor, advisors to and representatives of the Investor, any Registration Statement or amendment or supplement thereto or any blue sky, NASD or other filing, all financial and other records, all SEC Documents and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such information reasonably requested by the Investor or any such representative or advisor in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investor and such representatives and advisors and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

                                  ARTICLE VIII
                                    LEGENDS

     Section 8.1 Legends. Each of the Warrant and, unless otherwise provided below, each certificate representing Registrable Securities will bear the following legend (the "Legend"):

          THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS CERTIFICATE IS THE BENEFICIARY OF CERTAIN OBLIGATIONS OF THE COMPANY SET FORTH IN A PRIVATE EQUITY LINE OF CREDIT AGREEMENT BETWEEN UOL PUBLISHING, INC. AND HAMBRECHT & QUIST GUARANTY FINANCE, LLC DATED AS
     OF MAY           , 1999. A COPY OF THE PORTION OF THE AFORESAID AGREEMENT
     EVIDENCING SUCH OBLIGATIONS MAY BE OBTAINED FROM THE COMPANY'S EXECUTIVE OFFICES.

     As soon as practicable after the execution and delivery hereof, but in any event within 5 Trading Days hereafter, the Company shall issue to the transfer agent for its Common Stock (and to any substitute or replacement transfer agent for its Common Stock upon the Company's appointment of any such substitute or replacement transfer agent) instructions in substantially the form of Exhibit G hereto, with a copy to the Investor. Such instructions shall be irrevocable by the Company from and after the date hereof or from and after the issuance thereof to any such substitute or replacement transfer agent, as the case may be, except as otherwise expressly provided in the Registration Rights Agreement. It is the intent and purpose of such instructions, as provided therein, to require the transfer agent for the Common Stock from time to time upon transfer of Registrable Securities by the Investor to issue certificates evidencing such Registrable Securities free of the Legend during the following periods and under the following circumstances and without consultation by the transfer agent with the Company or its counsel and without the need for any further advice or instruction or documentation to the transfer agent by or from the Company or its counsel or the Investor:

          (a) At any time after the Effective Date, upon surrender of one or more certificates evidencing the Put Shares that bear the Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered; provided that (i) the Registration Statement shall then be effective and (ii) if reasonably requested by the transfer agent the Investor confirms to the transfer agent that the Investor has complied with the prospectus delivery requirement.

          (b) At any time upon any surrender of one or more certificates evidencing Registrable Securities that bear the Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered and containing representations that
     (i) the Investor is permitted to dispose of such Registrable Securities without limitation as to amount or manner of sale pursuant to Rule 144(k) under the Securities Act or (ii) the Investor has sold, pledged or otherwise transferred or agreed to sell, pledge or otherwise transfer such Registrable Securities in a manner other than pursuant to an effective registration statement, to a transferee who shall upon such transfer be entitled to freely tradable securities.

     Section 8.2 No Other Legend or Stock Transfer Restrictions. No legend other than the one specified in Section 8.1 has been or shall be placed on the share certificates representing the Put Shares and no instructions or "stop transfers orders," so called, "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Article VIII.

     Section 8.3 Investor's Compliance. Nothing in this Article VIII shall affect in any way the Investor's obligations under any agreement to comply with all applicable securities laws upon resale of the securities issuable hereunder.

                                   ARTICLE IX
                                INDEMNIFICATION

     Section 9.1 Indemnification. (i) The Company agrees to indemnify and hold harmless the Investor, its partners, affiliates, officers, directors, employees, and duly authorized agents, and each Person or entity, if any, who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the Controlling Persons (as defined in the Registration Rights Agreement) from and against any Damages, joint or several, and any action in respect thereof to which the Investor, its partners, affiliates, officers, directors, employees, and duly authorized agents, and any such Controlling Person becomes subject to, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Company contained in this Agreement, as such Damages are incurred, except to the extent that such damages result from the Investor's failure to perform any covenant or agreement contained in this Agreement, provided, however, that the Company shall not be liable in any such case to the extent that any such Damages arise out of or are based upon information furnished to the Company by or on behalf of the Investor in writing.

     Section 9.2 Method of Asserting Indemnification Claims. All claims for indemnification by any Indemnified Party (as defined below) under Section 9.1 shall be asserted and resolved as follows:

          (a) In the event any claim or demand in respect of which any person claiming indemnification under any provision of Section 9.1 (an "Indemnified Party") might seek indemnity under Section 9.1 is asserted against or sought to be collected from such Indemnified Party by a person other than the Company, the Investor or any affiliate of the Company or (a "Third Party Claim"), the Indemnified Party shall deliver a written notification, enclosing a copy of all papers served, if any, and specifying the nature of and basis for such Third Party Claim and for the Indemnified Party's claim for indemnification against any person (the "Indemnifying Party"), together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such Third Party Claim (a "Claim Notice") with reasonable promptness to the Indemnifying Party. If the Indemnified Party fails to provide the Claim Notice with reasonable promptness after the Indemnified Party receives notice of such Third Party Claim, the Indemnifying Party shall not be obligated to indemnify the Indemnified Party with respect to such Third Party Claim to the extent that the Indemnifying Party's ability to defend has been materially prejudiced by such failure of the Indemnified Party. The Indemnifying Party shall notify the Indemnified Party as soon as practicable within the period ending fifteen (15) calendar days following receipt by the Indemnifying Party of either a Claim Notice or an Indemnity Notice (as defined below) (the "Dispute Period") whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party under Section 9.1 and whether the Indemnifying Party desires, at its sole cost and expense, to defend the Indemnified Party against such Third Party Claim.

             (i) If the Indemnifying Party notifies the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Indemnified Party with respect to the Third Party Claim pursuant to this
        Section 9.2(a), then the Indemnifying Party shall have the right to defend, with counsel reasonably satisfactory to the Indemnified Party, at the sole cost and expense of the Indemnifying Party, such Third Party Claim by all appropriate proceedings, which proceedings shall be vigorously and diligently prosecuted by the Indemnifying Party to a final conclusion or will be settled at the discretion of the Indemnifying Party (but only with the consent of the Indemnified Party in the case of any settlement that provides for any relief other than the payment of monetary damages or that provides for the payment of monetary damages as to which the Indemnified Party shall not be indemnified in full pursuant to Section 9.1). The Indemnifying Party shall have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that the Indemnified Party may at any time prior to the Indemnifying Party's delivery of the notice referred to in the first sentence of this clause
        (i), file any motion, answer or other pleadings or take any other action that the Indemnified Party reasonably believes to be necessary or appropriate to protect its interests at the expense of the Indemnifying Party; and provided further, that if requested by the Indemnifying Party, the Indemnified Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnifying Party in contesting any Third Party Claim that the Indemnifying Party elects to contest. The Indemnified Party may participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this clause (i), and shall bear its own costs and expenses with respect to such participation unless, in the reasonable judgment of counsel to the Indemnified Party the Indemnified Party shall have defenses to the Third Party Claim in addition to or different from the defenses available to the Indemnifying Party, in which case the costs and expenses of the Indemnified Party's participation shall be paid by the Indemnifying Party. Notwithstanding the foregoing, the Indemnified Party may take over the control of the defense or settlement of a Third Party Claim at any time if it irrevocably waives its right to indemnity under Section 9.1 with respect to such Third Party Claim.

             (ii) If the Indemnifying Party fails to notify the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Third Party Claim pursuant to Section 9.2(a), or if the Indemnifying Party gives such notice but fails to prosecute vigorously and diligently or settle the Third Party Claim, then the Indemnified Party shall have the right to defend, at the sole cost and expense of the Indemnifying Party, the Third Party Claim by all appropriate proceedings, which proceedings shall be prosecuted by the Indemnified Party in a reasonable manner and in good faith or will be settled at the discretion of the Indemnified Party (with the consent of the Indemnifying Party, which consent will not be unreasonably withheld). The Indemnified Party will have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that if requested by the Indemnified Party, the Indemnifying Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnified Party and its counsel in contesting any Third Party Claim which the Indemnified Party is contesting.

          (b) In the event any Indemnified Party should have a claim under
     Section 9.1 against the Indemnifying Party that does not involve a Third Party Claim, the Indemnified Party shall deliver to the Indemnifying Party a written notification of a claim for indemnity under Section 9.1 specifying the nature of and basis for such claim, together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such claim (an "Indemnity Notice") with reasonable promptness to the Indemnifying Party. The failure by any Indemnified Party to give the Indemnity Notice shall not impair such party's rights hereunder except to the extent that the Indemnifying Party has been materially prejudiced thereby. If the Indemnifying Party notifies the Indemnified Party that it does not dispute the claim or the amount of the claim described in such Indemnity Notice or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes the claim or the amount of the claim described in such Indemnity Notice, the Loss in the amount specified in the Indemnity Notice will be conclusively deemed a liability of the Indemnifying Party under Section 9.1 and the Indemnifying Party shall pay the amount of such Loss to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute.

                                   ARTICLE X
                                 MISCELLANEOUS

     Section 10.1 Fees and Expenses. The Company and the Investor agree to pay their own expenses incident to the performance of their obligations hereunder, except that the Company shall pay all the reasonable out-of-pocket expenses of Investor, including expenses of Investor's counsel, incurred in the preparation, negotiation, execution and delivery of this Agreement, the Registration Rights Agreement and the Warrant, and in any participation by such counsel in the preparation of the Registration Statement. In addition, the Company shall pay the Investor (a) a one-time fee of $30,000 payable on the Subscription Date, and
(b) a quarterly fee equal to .002 times the maximum aggregate consideration still available after giving effect to all limitations contained in this Agreement on the Company's right to Put Shares to the Investor, including, without limitation, Section 7.2(h) hereof, if any, for purchase of Put Shares under this Agreement (the "Unused Commitment") on the 90th day after the Subscription Date, and (iii) a prorated fee on the day following the end of the Commitment Period equal to the Unused Commitment as of such date times .002 times the number of days after such 90th day until the end of the Commitment Period divided by 90.

     Section 10.2 Brokerage. Each of the parties hereto represents that, except as set forth in Section 10.1, it has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party. The Company on the one hand, and the Investor, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any persons claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

     Section 10.3 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served,
(ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice given in accordance herewith. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

        If to the Company:

           UOL Publishing, Inc.
           8251 Greensboro Drive, Suite 500
           McLean,VA 22101
           Attention: Mr. Nat Kannan, Chairman and CEO
           Telephone: (703) 893-7800
           Facsimile: (703) 893-1905

           with a copy to Donald R. Reynolds, Esq.
           Wyrick Robbins Yates & Ponton LLP
           4101 Lake Boone Trail, Suite 300
           Raleigh, NC 27607
           Telephone: (919) 781-4000
           Facsimile: (919) 781-4865

        if to the Investor:

           Hambrecht & Quist Guaranty Finance, LLC
           One Bush Street
           San Francisco, CA 94101
           Attention: Mr. Andrew Kahn
           Telephone: (415) 576 3300
           Facsimile: (415) 677 7796

           with a copy (which shall not constitute notice) to:
           Morrison & Foerster LLP
           425 Market Street
           San Francisco, CA 94105-2482
           Attention: John W. Campbell III, Esq.
           Telephone: (415) 268-7000
           Facsimile: (415) 268-7522

Either party hereto may from time to time change its address or facsimile number for notices under this Section by giving written notice of such changed address or facsimile number to the other party hereto.

     Section 10.4 Assignment. Neither this Agreement nor any rights of the Investor or the Company hereunder may be assigned by either party to any other person. Notwithstanding the foregoing, (a) the provisions of this Agreement shall inure to the benefit of, and be enforceable by, any transferee of any of the Put Shares purchased or acquired by the Investor hereunder with respect to the Put Shares held by such person, and (b) the Investor's interest in this Agreement may be assigned at any time, in whole or in part, to any other person or entity (including any affiliate of the Investor).

     Section 10.5 Amendment; No Waiver. No party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth in this Agreement or therein. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by both parties hereto. The failure of the either party to insist on strict compliance with this Agreement, or to exercise any right or remedy under this Agreement, shall not constitute a waiver of any rights provided under this Agreement, nor estop the parties from thereafter demanding full and complete compliance nor prevent the parties from exercising such a right or remedy in the future.

     Section 10.6 Annexes and Exhibits; Entire Agreement. All annexes and exhibits to this Agreement are incorporated herein by reference and shall constitute part of this Agreement. This Agreement, the Warrant and the Registration Rights Agreement set forth the entire agreement and understanding of the parties relating to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written, relating to the subject matter hereof.

     Section 10.7 Termination; Survival. This Agreement shall terminate on the earlier of: (i) December 31, 1999; (ii) such date that the Investor terminates this Agreement pursuant to Section 2.4 hereof; and (iii) the date on which the Company has made Puts with an aggregate Investment Amount equal to the Maximum Commitment Amount; provided, however, that the provisions of Articles V, VI, VIII, IX and X, and of Section 2.1(b) and Section 7.3, shall survive the termination of this Agreement.

     Section 10.8 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

     Section 10.9 Title and Subtitles. The titles and subtitles used in this Agreement are used for the convenience of reference and are not to be considered in construing or interpreting this Agreement.

     Section 10.10 Counterparts. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument.

     Section 10.11 Choice of Law. This Agreement shall be construed under the laws of the State of Delaware, without regard to choice of law provisions The parties agree to submit to the jurisdiction of the Delaware courts for the purpose of resolving any such disputes, and further agree that venue for any action brought hereunder shall lie exclusively in such courts.

     IN WITNESS WHEREOF, the parties hereto have caused this Private Equity Credit Line Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                                          HAMBRECHT & QUIST GUARANTY
                                            FINANCE, LLC

                                          By:
                                          Name:
                                          Title:

                                          UOL PUBLISHING, INC.

                                          By:
                                          Name:
                                          Title:

                                                                      APPENDIX B

             CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF
                      SERIES E CONVERTIBLE PREFERRED STOCK
                                       OF
                              UOL PUBLISHING, INC.

I. CREATION OF SERIES E CONVERTIBLE PREFERRED STOCK.

     The undersigned officer of UOL Publishing, Inc., a Delaware corporation (the "Corporation"), pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, do hereby make this Certificate of Designations, Preferences and Rights (the "Series E Certificate of Designations") and do hereby state and certify that pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Certificate of Incorporation, as amended, the Board of Directors duly adopted the following resolutions:

     RESOLVED, that, pursuant to the Certificate of Incorporation, as amended, of the Corporation (the "Amended Certificate of Incorporation"), which authorizes 10,000,000 shares of undesignated preferred stock, par value $0.01 per share, of which (i) 1,000,000 shares are designated Series C Convertible Preferred Stock, par value $0.01 per share (the "Series C Preferred Stock"), 626,293 of which are presently issued and outstanding and (ii) 1,200,000 of which are designated Series D Convertible Preferred Stock, par value $0.01 per share, (the "Series D Preferred Stock") 1,082,625 of which are currently issued and outstanding, the Board of Directors is authorized, within the limitations and restrictions stated in the Amended Certificate of Incorporation, to fix by resolution or resolutions the designation of each series of preferred stock and the powers, preferences and relative participating, optional, or other special rights, and qualifications, limitations, and restrictions thereof; and

     RESOLVED, that the Corporation hereby fixes the designations and preferences and relative, participating, optional, and other special rights, and qualifications, limitations, and restrictions of the preferred stock consisting of 3,000,000 shares to be designated Series E Convertible Preferred Stock, par value $0.01 per share, to be issued in consecutively numbered subseries beginning with Subseries E-1 (collectively, the "Series E Preferred Stock"); and

     RESOLVED, that the Series E Preferred Stock is hereby authorized on the terms and with the provisions herein set forth:

II. PROVISIONS RELATING TO THE PREFERRED STOCK.

     1. Rank. The Series E Preferred Stock shall, with respect to dividend rights and with respect to rights upon liquidation, winding up or dissolution, rank pari passu to the Series C Preferred Stock and the Series D Preferred Stock and senior and prior in right to (a) each class of common stock of the Corporation ("Common Stock"), (b) any series of preferred stock either previously or hereafter created (except Series C and Series D Preferred Stock) and (c) any other equity interests (including, without limitation, warrants, stock appreciation rights, phantom stock rights, profit participation rights in debt instruments or other rights with equity features, calls or options exercisable for or convertible into such capital stock or equity interests) in the Corporation that by its terms rank junior to the Series E Preferred Stock (all of such classes or series of capital stock and other equity interests, including, without limitation, all classes of Common Stock of the Corporation, are collectively referred to as "Junior Securities").

     2. Dividends. (a) The holders of Series E Preferred Stock shall be entitled to receive a 6% annual dividend, payable on the last day of each calendar month in Series E Preferred Stock at 85% of the closing price of the Common Stock on the principal market or exchange therefor on the date of payment of the dividend.

     (b) So long as any shares of Series E Preferred Stock are outstanding, the Corporation will not declare, pay or set apart for payment any dividends (except dividends payable on the Series C, D and E Preferred

Stock or dividends payable in Common Stock of the Corporation) or make any other distribution on or redeem, purchase or otherwise acquire any Junior Securities and will not permit any Subsidiary or other Affiliate (as defined in Section 6) to use funds of the Corporation or any Subsidiary to redeem, purchase or otherwise acquire for value, any Junior Securities. Notwithstanding the foregoing provisions of this Section 2(b), the Corporation or any Subsidiary may
(i) make payments in respect of fractional shares of Junior Securities and (ii) repurchase, redeem or otherwise acquire for value any Junior Securities from any employee or former employee of the Corporation or any Subsidiary in connection with the termination of employment by the Corporation or any Subsidiary or by such employee or former employee, whether by reason of death, disability, retirement or otherwise.

     3. Liquidation. Upon a change in control pursuant to which the stockholders of the Corporation immediately prior to such change in control possess a minority of the voting power of the acquiring entity immediately following such change in control, liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary (a "Liquidation Event"), the holders of the Series E Preferred Stock shall be entitled, pari passu with the liquidation preference payable to the holders of the Series C and D Preferred Stock (respectively, the "Series C Liquidation Preference" and the "Series D Liquidation Preference"), before any assets of the Corporation shall be distributed among or paid over to the holders of Junior Securities, to receive from the assets of the Corporation available for distribution to stockholders, an amount per share equal to for each successively numbered subseries of the Series E Preferred Stock, the per share price paid for any subseries of the Series E Preferred Stock pursuant to that Private Equity Line of Credit Agreement dated May 4, 1999 entered into between the Corporation and Hambrecht & Quist Guaranty Finance, LLC, as adjusted to reflect any and all subdivisions (by stock split, stock dividend or otherwise) or combinations or consolidations (by reclassification or otherwise) of the Series E Preferred Stock occurring after the Issue Date (as defined in Section 6) of any subseries of Series E Preferred Stock plus all declared but unpaid dividends (as adjusted, the "Series E Liquidation Preference"). If the assets of the Corporation legally available for distribution shall be insufficient to permit the payment in full to the holders of the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock of the Series C, Series D and Series E Liquidation Preferences, then the entire assets of the Corporation legally available for distribution shall be distributed ratably in accordance with the Series C, Series D and E Liquidation Preferences among such holders. For purposes of this
Section 3, a Liquidation Event shall be deemed to be occasioned by, and to include, (i) the Corporation's sale of all or substantially all of its assets or capital stock or (ii) any transaction or series or related transactions (including, without limitation, any reorganization, merger or consolidation) that will result in the holders of the outstanding voting equity securities of the Corporation immediately prior to such transaction or series of related transactions holding securities representing less than forty percent (40%) of the voting power of the surviving entity immediately following such transaction or series of related transactions.

     4. Voting. (a) Except as otherwise provided by law or by subsection 4(b), the holders of the Series E Preferred Stock shall be entitled to vote on all matters submitted to the stockholders for a vote together with the holders of the Common Stock voting together as a single class, with each holder of Common Stock entitled to one vote for each share of Common Stock held by such holder and each holder of Series E Preferred Stock entitled to one vote for each share of Series E Preferred Stock held by such holder at the time the vote is taken.

     (b) The holders of the Series E Preferred Stock shall vote as a separate class on the creation of any new series of preferred stock or the issuance of additional shares of capital stock of the Corporation that ranks senior to or on a parity with the Series E Preferred Stock.

     5. Conversion of Series E Preferred Stock into Common Stock.

          (a) Conversion Procedure.

             (i) At any time, any holder of Series E Preferred Stock may convert all or any portion of the Series E Preferred Stock held by such holder into a number of shares of Conversion Stock (as defined in Section 6) computed by multiplying the number of shares to be converted by the purchase price thereof and dividing the result by the Conversion Price (as defined in subsection 5(b) then in effect.

             (ii) Each conversion of Series E Preferred Stock shall be deemed to have been effected as of the close of business on the date on which notice of election of such conversion is delivered to the Corporation by such holder. Until the certificates representing the shares of Series E Preferred Stock which are being converted have been surrendered and new certificates representing shares of the Conversion Stock shall have been issued by the Corporation, such certificate(s) evidencing the shares of Series E Preferred Stock being converted shall be evidence of the issuance of such shares of Conversion Stock. At such time as such conversion has been effected, the rights of the holder of such Series E Preferred Stock as such holder shall cease and the Person or Persons in whose name or names any certificate or certificates for shares of Conversion Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Conversion Stock represented thereby.

             (iii) Notwithstanding any other provision hereof, if a conversion of shares is to be made in connection with a Public Offering (as defined in Section 6), the conversion of such shares may, at the election of the holder thereof, be conditioned upon the consummation of the Public Offering, in which case such conversion shall not be deemed to be effective until the consummation of the Public Offering.

             (iv) As soon as practicable after a conversion has been effected in accordance with clause (ii) above, the Corporation shall deliver to the converting holder: (A) a certificate or certificates representing, in the aggregate, the number of shares of Conversion Stock issuable by reason of such conversion, in the name or names and in such denomination or denominations as the converting holder has specified; and (B) a certificate representing any shares which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

             (v) The issuance of certificates for shares of Conversion Stock upon conversion of Series E Preferred Stock shall be made without charge to the holders of such Series E Preferred Stock for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Conversion Stock, except for any transfer or similar tax payable as a result of issuance of a certificate to other than the registered holder of the shares being converted. Upon conversion of any shares of Series E Preferred Stock, the Corporation shall use its best efforts to take all such actions as are necessary in order to insure that the Conversion Stock issuable with respect to such conversion shall be validly issued, fully paid and nonassessable.

             (vi) The Corporation shall not close its books against the transfer of Series E Preferred Stock or of Conversion Stock issued or issuable upon conversion of Series E Preferred Stock in any manner which interferes with the timely conversion of Series E Preferred Stock. The Corporation shall assist and cooperate with any holder of shares of Series E Preferred Stock required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of shares hereunder (including, without limitation, making any filings reasonably required to be made by the Corporation).

             (vii) No fractional shares of Conversion Stock or scrip representing fractional shares shall be issued upon conversion of shares of Series E Preferred Stock. If more than one share of Series E Preferred Stock shall be surrendered for conversion at one time by the same record holder, the number of full shares of Conversion Stock issuable upon the conversion thereof shall be computed on the basis of the aggregate number of shares of Series E Preferred Stock so surrendered by such record holder. Instead of any fractional share of Conversion Stock otherwise issuable upon conversion of any shares of the Series E Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of current per share fair market value of the Conversion Stock as determined in good faith by the Board of Directors on such basis as it considers appropriate.

             (viii) The Corporation shall use its best efforts at all times to reserve and keep available out of its authorized but unissued shares of Conversion Stock, solely for the purpose of issuance upon the conversion of the Series E Preferred Stock, such number of shares of Conversion Stock as are issuable upon the conversion of all outstanding Series E Preferred Stock. All shares of Conversion Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges, other than those created or agreed to by the holder. The Corporation shall use its best efforts to take all such actions as may be necessary to assure that all such shares of Conversion Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Conversion Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance).

          (b) Conversion Price.

             (i) "Conversion Price" for the Series E Preferred Stock shall initially mean the Initial Conversion Price described in this Section 5, as the same may be subsequently adjusted from time to time in accordance with this Section 5.

             (ii) The "Initial Conversion Price" shall be the Liquidation Preference of each subseries of Series E Preferred Stock.

          (c) Subdivision or Combination of Common Stock. If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, or if the Corporation at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the applicable Conversion Price in effect immediately prior to such subdivision or combination shall be proportionately adjusted.

          (d) Consolidation, Merger or Sale for Assets. Any consolidation, merger, sale of all or substantially all of the Corporation's assets to another Person or other transaction which is effected in such a manner that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) assets other than Conversion Stock ("Sale Consideration") with respect to or in exchange for Common Stock is referred to herein as an "Fundamental Change." Prior to the consummation of any Fundamental Change, the Corporation shall make appropriate provisions to insure that each of the holders of Series E Preferred Stock shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the shares of Conversion Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series E Preferred Stock, such Sale Consideration as such holder would have received in connection with such Fundamental Change if such holder had converted its Series E Preferred Stock into Conversion Stock immediately prior to such Fundamental Change. The Corporation shall not effect any Fundamental Change, consolidation, merger or sale unless prior to the consummation thereof, the successor corporation (if other than the Corporation) resulting from consolidation or merger or the corporation purchasing such assets assumes by written instrument the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

          (e) Certain Events.  If an event not specifically enumerated in this
     Section 5 occurs which has substantially the same economic effect on the Series E Preferred Stock as those specifically enumerated shall occur, then this Section 5 shall be construed liberally, mutatis mutandis, in order to give the Series E Preferred Stock the benefit of the protections provided under this Section 5. The Board of Directors shall make an appropriate adjustment in the applicable Conversion Price so as to protect the rights of the holders of Series E Preferred Stock.

          (f) Notices.

             (i) Promptly upon any adjustment of the applicable Conversion Price, the Corporation shall give written notice thereof to all holders of Series E Preferred Stock, setting forth in reasonable detail and certifying the calculation of such adjustment.

             (ii) The Corporation shall give written notice to all holders of Series E Preferred Stock at least 10 days prior to the date on which the Corporation closes its books or takes a record (A) with respect to any dividend or distribution upon Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock, or (C) for determining rights to vote with respect to any Fundamental Change, dissolution or liquidation.

             (iii) The Corporation shall give written notice to the holders of Series E Preferred Stock at least twenty (20) days prior to the date on which any Fundamental Change shall take place, which notice may be one and the same as that required by (ii) above.

     6. Definitions.  The following terms have the meanings specified below:

          (a) Affiliate. The term "Affiliate" shall mean (i) any Person directly or indirectly controlling, controlled by or under direct or indirect common control with the Corporation (or other specified Person),
     (ii) any Person who is a beneficial owner of at least 10% of the then outstanding voting capital stock (or options, warrants or other securities which, after giving effect to the exercise thereof, would entitle the holder thereof to hold at least 10% of the then outstanding voting capital stock) of the Corporation (or other specified Person), (iii) any director or executive officer of the Corporation (or other specified Person) or Person of which the Corporation (or other specified Person) shall, directly or indirectly, either beneficially or of record, own at least 10% of the then outstanding equity securities of such Person, and (iv) in the case of Persons specified above who are individuals, Family Members of such Person; provided, however, that no holder of the Corporation's Preferred Stock nor any of their designated members of the Board of Directors shall be an Affiliate of the Corporation for purposes hereof.

          (b) Board of Directors. The term "Board of Directors" shall mean the Board of Directors of the Corporation.

          (c) Conversion Stock. The term "Conversion Stock" shall mean the shares of Common Stock issuable upon conversion of shares of Series E Preferred Stock; provided that if there is a change such that the securities issuable upon conversion of the Series E Preferred Stock are issued by an entity other than the Corporation or there is a change in the class of securities so issuable, then the term "Conversion Stock" shall mean shares of the security issuable upon conversion of the Series E Preferred Stock if such security is issuable in shares, or shall mean the smallest unit in which such security is issuable if such security is not issuable in shares.

          (d) Family Members. The term "Family Members" shall mean, as applied to any individual, any spouse, child, grandchild, parent, brother or sister thereof or any spouse of any of the foregoing, and each trust created for the benefit of one or more of such Persons (other than any trust administered by an independent trustee) and each custodian of property of one or more such Persons.

          (e) Issue Date. The term "Issue Date" shall mean the date on which a share of Series E Preferred Stock is first issued by the Corporation.

          (f) Person. The term "Person" shall mean an individual, corporation, partnership, association, trust, joint venture or unincorporated organization or any government, governmental department or any agency or political subdivision thereof.

          (g) Public Offering. The term "Public Offering" shall mean any offering by the Corporation of its equity securities to the public pursuant to an effective registration statement under the Securities Act or any comparable statement under any similar federal statute then in force, other than an offering in connection with an employee benefit plan.

          (h) Securities Act. The term "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, all as the same shall be in effect from time to time.

          (i) Subsidiary. The term "Subsidiary" shall mean any Person of which the Corporation shall at the time own, directly or indirectly through another Subsidiary, 50% or more of the outstanding voting capital stock (or other shares of beneficial interest with voting rights), or which the Corporation shall otherwise control.

     IN WITNESS WHEREOF, UOL Publishing, Inc. has caused this certificate to be
signed by its duly authorized officer as of the           day of           1999.

                                          UOL PUBLISHING, INC.

                                          By:
                                          Name:
                                          Title:

                                                                      APPENDIX C

             CONVERTIBLE DEBENTURE AND WARRANTS PURCHASE AGREEMENT
                                    BETWEEN
                              UOL PUBLISHING, INC.
                                      AND
                         THE INVESTORS SIGNATORY HERETO

     CONVERTIBLE DEBENTURE AND WARRANTS PURCHASE AGREEMENT dated as of June 4, 1999 (the "Agreement"), between the Investors signatory hereto (each an "Investor" and together the "Investors"), and UOL Publishing, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company").

     WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investors, and the Investors shall purchase in the aggregate, (i) $2,500,000 principal amount of Convertible Debentures (as defined below) and (ii) Warrants (as defined below) to purchase shares of the Common Stock (as defined below);

     WHEREAS, such investments will be made in reliance upon the provisions of
Section 4(2) ("Section 4(2)") and/or 4(6) of the United States Securities Act and/or Regulation D ("Regulation D") and the other rules and regulations promulgated thereunder (the "Securities Act"), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments in securities to be made hereunder.

     NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I

                              CERTAIN DEFINITIONS

     Section 1.1. "Capital Shares" shall mean the Common Stock and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company.

     Section 1.2. "Capital Shares Equivalents" shall mean any securities, rights, or obligations that are convertible into or exchangeable for or give any right to subscribe for any Capital Shares of the Company or any Warrants, options or other rights to subscribe for or purchase Capital Shares or any such convertible or exchangeable securities.

     Section 1.3. "Closing" shall mean the closing of the purchase and sale of the Convertible Debentures and Warrants pursuant to Section 2.1.

     Section 1.4. "Closing Date" shall mean the date on which all conditions to the Closing have been satisfied or waived by the appropriate party or parties (as defined in Section 2.1 (b) hereto) and the Closing shall have occurred.

     Section 1.5. "Common Stock" shall mean the Company's common stock, $0.01 par value per share.

     Section 1.6. "Conversion Shares" shall mean the shares of Common Stock issuable upon conversion of the Convertible Debentures and any shares of Common Stock issued as interest upon the Convertible Debentures.

     Section 1.7. "Convertible Debentures" shall mean the $2,500,000 principal amount of 9% Subordinated Convertible Debentures, substantially in the form attached hereto as Exhibit A.

     Section 1.8. "Damages" shall mean any loss, claim, damage, judgment, penalty, deficiency or liability, including reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorney's fees and disbursements and reasonable costs and expenses of expert witnesses and investigation).

     Section 1.9. "Effective Date" shall mean the date on which the SEC first declares effective a Registration Statement registering the resale of the Registrable Securities as set forth in the Registration Rights Agreement.

     Section 1.10. "Escrow Agent" shall have the meaning set forth in the Escrow Agreement.

     Section 1.11. "Escrow Agreement" shall mean the Escrow Agreement in substantially the form of Exhibit D hereto executed and delivered contemporaneously with this Agreement.

     Section 1.12. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     Section 1.13.  "Legend"  shall mean the legend set forth in Section 9.1.

     Section 1.14. "Market Price" on any given date shall mean the average closing bid price on the Principal Market (as reported by such Principal Market) of the Common Stock during the five Trading Day period ending on the Trading Day immediately prior to the date for which the Market Price is to be determined.

     Section 1.15. "Material Adverse Effect" shall mean any effect on the business, operations, properties, prospects, stock price or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Convertible Debenture or the Warrants in any material respect.

     Section 1.16. "Outstanding" when used with reference to shares of Common Stock or Capital Shares (collectively the "Shares"), shall mean, at any date as of which the number of such Shares is to be determined, all issued and outstanding Shares, and shall include all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; provided, however, that "Outstanding" shall not mean any such Shares then directly or indirectly owned or held by or for the account of the Company.

     Section 1.17. "Person" shall mean an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     Section 1.18. "Principal Market" shall mean the American Stock Exchange, the New York Stock Exchange, the NASDAQ National Market, or the NASDAQ Small-Cap Market, whichever is at the time the principal trading exchange or market for the Common Stock, based upon share volume.

     Section 1.19. "Purchase Price" shall mean the principal amount of the Convertible Debentures.

     Section 1.20. "Registrable Securities" shall mean the Conversion Shares and the Warrant Shares until (i) the Registration Statement has been declared effective by the SEC, and all Conversion Shares and Warrant Shares have been disposed of pursuant to the Registration Statement, (ii) all Conversion Shares and Warrant Shares have been sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met, (iii) all Conversion Shares and Warrant Shares have been otherwise transferred to holders who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend or (iv) such time as, in the opinion of counsel to the Company, all Conversion Shares and Warrant Shares may be sold within a three-month period pursuant to Rule 144 (or any similar provision then in effect) under the Securities Act.

     Section 1.21. "Registration Rights Agreement" shall mean the agreement regarding the filing of the Registration Statement for the resale of the Registrable Securities, entered into between the Company and the Investors as of the Closing Date substantially in the form annexed hereto as Exhibit C.

     Section 1.22. "Registration Statement" shall mean a registration statement on Form S-3 (if use of such form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate, and which form shall be available for the resale by the Investors of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement, the Registration Rights Agreement and in accordance with the intended method of distribution of such securities), for the registration of the resale by the Investor of the Registrable Securities under the Securities Act.

     Section 1.23. "Regulation D" shall have the meaning set forth in the recitals of this Agreement.

     Section 1.24.  "SEC"  shall mean the Securities and Exchange Commission.

     Section 1.25. "Section 4(2)" and "Section 4(6)" shall have the meanings set forth in the recitals of this Agreement.

     Section 1.26. "Securities Act" shall have the meaning set forth in the recitals of this Agreement.

     Section 1.27. "Security Agreement" shall mean the Security Agreement and the Security Agreement in Copyrighted Works with respect to the Convertible Debentures substantially in the forms attached hereto as Exhibits G-1 and G-2.

     Section 1.28. "SEC Documents" shall mean the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 and each report, proxy statement or registration statement filed by the Company with the SEC pursuant to the Exchange Act or the Securities Act since the filing of such Annual Report through the date hereof.

     Section 1.29.  "Shares"  shall have the meaning set forth in Section 1.16.

     Section 1.30. "Trading Day" shall mean any day during which the Principal Market shall be open for business.

     Section 1.31. "Warrants" shall mean the Warrants substantially in the form of Exhibit B to be issued to the Investors hereunder.

     Section 1.32. "Warrant Shares" shall mean all shares of Common Stock or other securities issued or issuable pursuant to exercise of the Warrants.

                                   ARTICLE II
            PURCHASE AND SALE OF CONVERTIBLE DEBENTURES AND WARRANTS

     Section 2.1. Investment. (a) Upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Investors agree to purchase the Convertible Debentures together with the Warrants at the Purchase Price on the Closing Date as follows:

          (i) Upon execution and delivery of this Agreement, each Investor shall deliver to the Escrow Agent immediately available funds in their proportionate amount of the Purchase Price as set forth on the signature pages hereto, and the Company shall deliver the Convertible Debenture certificates and the Warrants to the Escrow Agent, in each case to be held by the Escrow Agent pursuant to the Escrow Agreement.

          (ii) Upon satisfaction or waiver by the appropriate party or parties of the conditions set forth in Section 2.1(b), the Closing ("Closing") shall occur at the offices of the Escrow Agent at which the Escrow Agent
     (x) shall release the Convertible Debentures and the Warrants to the Investors and (y) shall release the Purchase Price (after all fees have been paid as set forth in the Escrow Agreement), pursuant to the terms of the Escrow Agreement.

     (b) The Closing is subject to the satisfaction or waiver by the appropriate party or parties of the following conditions:

          (i) acceptance and execution by the Company and by the Investors, of this Agreement and all Exhibits hereto;

          (ii) delivery into escrow by each Investor of immediately available funds in the amount of the Purchase Price of the Convertible Debentures and the Warrants, as more fully set forth in the Escrow Agreement;

          (iii) all representations and warranties of the Investors contained herein shall remain true and correct as of the Closing Date (as a condition to the Company's obligations);

          (iv) all representations and warranties of the Company contained herein shall remain true and correct as of the Closing Date (as a condition to the Investors' obligations);

          (v) the Company shall have obtained all permits and qualifications required by any state for the offer and sale of the Convertible Debentures and Warrants, or shall have the availability of exemptions therefrom;

          (vi) the sale and issuance of the Convertible Debentures and the Warrants hereunder, and the proposed issuance by the Company to the Investors of the Common Stock underlying the Convertible Debentures and the Warrants upon the conversion or exercise thereof shall be legally permitted by all laws and regulations to which the Investors and the Company are subject and there shall be no ruling, judgment or writ of any court prohibiting the transactions contemplated by this Agreement;

          (vii) delivery of the original fully executed Convertible Debenture certificates and Warrants to the Escrow Agent;

          (viii) delivery to the Escrow Agent of an opinion of Wyrick Robbins Yates & Ponton LLP, counsel to the Company, substantially in the form of Exhibit E hereto;

          (ix) delivery to the Escrow Agent of the Irrevocable Instructions to Transfer Agent substantially in the form attached hereto as Exhibit F;

          (x) delivery to the Escrow Agent of the Security Agreement substantially in the forms attached hereto as Exhibit G-1 and G-2, together with a UCC-1 Financing Statement with respect thereto in form satisfactory for filing under the Virginia Uniform Commercial Code;

          (xi) delivery to the Escrow Agent of the Registration Rights Agreement; and

          (xii) delivery to the Escrow Agent of the written agreements of each officer and director of the Company addressed to the Investors, agreeing to vote all shares of Common Stock over which they have voting control in favor of a shareholder proposal permitting the issuance of a number of Conversion Shares in excess of 19.9% of the number of shares of Common Stock issued and outstanding on the Closing Date.

     (c) The number of Warrants to be issued at Closing shall be determined by dividing 25% of the principal amount of the Convertible Debentures issued at Closing by the Market Price of the Common Stock on the Closing Date, and the exercise price of the Warrants shall be 115% of the Market Price on the Closing Date. It is agreed that the aggregate number of Warrants shall be 112,600 and the exercise price shall be $6.38 per share, based upon the Market Price of the Common Stock on June 4, 1999.

     Section 2.2. Liquidated Damages. The parties hereto acknowledge and agree that the sums payable pursuant to the Registration Rights Agreement shall constitute liquidated damages and not penalties. The parties further acknowledge that (a) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (b) the amounts specified in such Sections bear a reasonable proportion and are not plainly or grossly disproportionate to the probable loss likely to be incurred by the Investors in connection with the failure by the Company to timely cause the registration of the Registrable Securities and (c) the parties are sophisticated business parties and have been represented by sophisticated and able legal and financial counsel and negotiated this Agreement at arm's length.

                                  ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF INVESTOR

     Each Investor, severally and not jointly, represents and warrants to the Company that:

     Section 3.1. Intent. The Investor is entering into this Agreement for its own account and not with a view to or for sale in connection with any distribution of the Convertible Debentures, the Warrants or the Common Stock issuable upon conversion or exercise thereof. The Investor has no present arrangement (whether or not legally binding) at any time to sell the Convertible Debentures, the Warrants, any Conversion Shares or Warrant Shares to or through any person or entity; provided, however, that by making the representations herein, the Investor does not agree to hold such securities for any minimum or other specific term and reserves the right to dispose of the Conversion Shares and Warrant Shares at any time in accordance with federal and state securities laws applicable to such disposition.

     Section 3.2. Sophisticated Investor. The Investor is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D) and an accredited investor (as defined in Rule 501 of Regulation D), and Investor has such experience in business and financial matters that it has the capacity to protect its own interests in connection with this transaction and is capable of evaluating the merits and risks of an investment in the Convertible Debentures, the Warrants and the underlying Common Stock. The Investor acknowledges that an investment in the Convertible Debentures, the Warrants and the underlying Common Stock is speculative and involves a high degree of risk.

     Section 3.3. Authority. This Agreement and each agreement attached as an Exhibit hereto that is required to be executed by Investor has been duly authorized and validly executed and delivered by the Investor and is a valid and binding agreement of the Investor enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

     Section 3.4. Not an Affiliate. The Investor is not an officer, director or "affiliate" (as that term is defined in Rule 405 of the Securities Act) of the Company.

     Section 3.5. Absence of Conflicts. The execution and delivery of this Agreement and each agreement which is attached as an Exhibit hereto and executed by the Investor in connection herewith, and the consummation of the transactions contemplated hereby and thereby, and compliance with the requirements hereof and thereof by the Investor, will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Investor or (a) violate any provision of any indenture, instrument or agreement to which Investor is a party or is subject, or by which Investor or any of its assets is bound; (b) conflict with or constitute a material default thereunder; (c) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by Investor to any third party; or (d) require the approval of any third-party (which has not been obtained) pursuant to any material contract, agreement, instrument, relationship or legal obligation to which Investor is subject or to which any of its assets, operations or management may be subject.

     Section 3.6. Disclosure; Access to Information. The Investor has received all documents, records, books and other publicly available information pertaining to Investor's investment in the Company that have been requested by the Investor. The Company is subject to the periodic reporting requirements of the Exchange Act, and the Investor has reviewed copies of all SEC Documents deemed relevant by Investor.

     Section 3.7. Manner of Sale. At no time was Investor presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising. No actions were required to be taken in Canada before the date hereof in order to comply with Canadian securities laws. The Investor undertakes to timely file all necessary forms with respect to this investment which are required to be filed by the Investor for itself or on behalf of the Company with any Canadian securities regulatory authorities.

                                   ARTICLE IV
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and Warrants to the Investors that, except as set forth on the Disclosure Schedule prepared by the Company and delivered herewith:

     Section 4.1. Organization of the Company. The Company is a corporation duly incorporated and existing in good standing under the laws of the State of Delaware and has all requisite corporate authority to own its properties and to carry on its business as now being conducted. The Company does not have any subsidiaries and does not own more that fifty percent (50%) of or control any other business entity except as set forth in the SEC Documents. The Company is duly qualified and is in good standing as a foreign corporation to do business in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not have a Material Adverse Effect.

     Section 4.2. Authority. (i) The Company has the requisite corporate power and corporate authority to enter into and perform its obligations under this Agreement, the Security Agreement, the Registration Rights Agreement, the Escrow Agreement, and the Warrants and to issue the Convertible Debentures, the Conversion Shares, the Warrants and the Warrant Shares pursuant to their respective terms, (ii) the execution, issuance and delivery of this Agreement, the Security Agreement, the Registration Rights Agreement, the Escrow Agreement, the Convertible Debenture certificates and the Warrants by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required, and (iii) this Agreement, the Security Agreement, the Registration Rights Agreement, the Escrow Agreement, the Convertible Debenture certificates and the Warrants have been duly executed and delivered by the Company and at the Closing shall constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. The Company has duly and validly authorized and reserved for issuance shares of Common Stock sufficient in number for the conversion of the Convertible Debentures and for the exercise of the Warrants. The Company understands and acknowledges the potentially dilutive effect to the Common Stock of the issuance of the Conversion Shares. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Convertible Debentures and Warrant Shares upon exercise of the Warrants in accordance with this Agreement is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company and notwithstanding the commencement of any case under 11 U.S.C. sec. 101 et seq. (the "Bankruptcy Code"). The Company shall not seek judicial relief from its obligations hereunder except pursuant to the Bankruptcy Code. In the event the Company is a debtor under the Bankruptcy Code, the Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. sec. 362 in respect of the conversion of the Convertible Debentures and the exercise of the Warrants. The Company agrees, without cost or expense to the Investors, to take or consent to any and all action necessary to effectuate relief under 11 U.S.C. sec. 362.

     Section 4.3. Capitalization. The authorized capital stock of the Company consists of 36,000,000 shares of Common Stock, $0.01 par value per share, of which 4,754,061 shares were issued and outstanding as of June 1, 1999 and 10,000,000 shares of preferred stock, par value $0.01 per share, of which 1,000,000 have been designated as Series C Convertible Preferred Stock, of which 626,293 were issued and outstanding as of June 1, 1999 and 1,200,000 have been designated as Series D Convertible Preferred Stock, of which 1,082,625 were issued and outstanding as of June 1, 1999. Except for (i) the outstanding Series C and Series D Convertible Preferred Stock and (ii) outstanding options and warrants as set forth in the SEC Documents, there are no outstanding Capital Shares Equivalents nor any agreements or understandings pursuant to which any Capital Shares Equivalents may become outstanding. The Company is not a party to any agreement granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.

     Section 4.4. Common Stock. The Company has registered its Common Stock pursuant to Section 12(b) or (g) of the Exchange Act and is in full compliance with all reporting requirements of the Exchange Act, and the Company is in compliance with all requirements for the continued listing or quotation of its Common Stock, and such Common Stock is currently listed or quoted on, the Principal Market. As of the date hereof, the Principal Market is the Nasdaq SmallCap Market and the Company has not received any notice regarding, and to its knowledge there is no threat of, the termination or discontinuance of the eligibility of the Common Stock for such listing.

     Section 4.5. SEC Documents. The Company has made available to the Investors true and complete copies of the SEC Documents. The Company has not provided to the Investors any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. As of their respective dates, the SEC Documents (a) complied in all material respects with the requirements of the Exchange Act, and rules and regulations of the SEC promulgated thereunder, and (b) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto at the time of such inclusion. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited interim statements, to normal year-end audit adjustments). Neither the Company nor any of its subsidiaries has any material indebtedness, obligations or liabilities of any kind (whether accrued, absolute, contingent or otherwise, and whether due or to become due) that would have been required to be reflected in, reserved against or otherwise described in the financial statements or in the notes thereto in accordance with GAAP, which was not fully reflected in, reserved against or otherwise described in the financial statements or the notes thereto included in the SEC Documents or was not incurred in the ordinary course of business consistent with the Company's past practices since the last date of such financial statements.

     Section 4.6. Exemption from Registration; Valid Issuances. Subject to the accuracy of the Investors' representations in Article III, the sale of the Convertible Debentures, the Conversion Shares, the Warrants and the Warrant Shares will not require registration under the Securities Act and/or any applicable state securities law. When issued and paid for in accordance with the Warrants and validly converted in accordance with the terms of the Convertible Debentures, the Conversion Shares and the Warrant Shares will be duly and validly issued, fully paid, and non-assessable. Neither the sales of the Convertible Debentures, the Conversion Shares, the Warrants or the Warrant Shares pursuant to, nor the Company's performance of its obligations under, this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Convertible Debentures or the Warrants will (i) result in the creation or imposition by the Company of any liens, charges, claims or other encumbrances upon the Convertible Debentures, the Conversion Shares, the Warrants or the Warrant Shares or, except as contemplated herein, any of the assets of the Company, or (ii) entitle the holders of Outstanding Capital Shares to preemptive or other rights to subscribe for or acquire the Capital Shares or other securities of the Company. The Convertible Debentures, the Conversion Shares, the Warrants and the Warrant Shares shall not subject the Investors to personal liability to the Company or its creditors by reason of the possession thereof.

     Section 4.7. No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its affiliates nor, to the knowledge of the Company, any person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to the sale of the Convertible Debentures or the Warrants, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the sale of the Convertible Debentures, the Conversion Shares, the Warrants or the Warrant Shares under the Securities Act.

     Section 4.8. No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of and payment of interest upon the Convertible Debentures, the Conversion Shares, the Warrants and the Warrant Shares, and the grant of the security interest created by the Security Agreement, do not and will not (i) result in a violation of the Company's Certificate of Incorporation or By-Laws or (ii) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument, or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, or (iii) result in a violation of any federal, state or local law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any material property or asset of the Company is bound or affected, nor is the Company otherwise in violation of, conflict with or default under any of the foregoing (except in each case for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not have, individually or in the aggregate, a Material Adverse Effect). The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate would not have a Material Adverse Effect. The Company is not required under any Federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Convertible Debentures or the Warrants in accordance with the terms hereof (other than any SEC, Principal Market or state securities filings that may be required to be made by the Company subsequent to Closing, any registration statement that may be filed pursuant hereto, and any shareholder approval required by the rules applicable to companies whose common stock trades on the Principal Market); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investors herein.

     Section 4.9. No Material Adverse Change. Since March 31, 1999, no Material Adverse Effect has occurred or exists with respect to the Company, except as disclosed in the SEC Documents.

     Section 4.10. No Undisclosed Events or Circumstances. Since March 31, 1999, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the SEC Documents.

     Section 4.11. No Integrated Offering. Other than pursuant to an effective registration statement under the Securities Act, or pursuant to the issuance or exercise of employee stock options, or pursuant to its discussion with the Investors in connection with the transactions contemplated hereby, (a) the Company has not issued, offered or sold the Convertible Debentures, the Warrants or any shares of Common Stock (including for this purpose any securities of the same or a similar class as the Convertible Debentures, the Warrants or Common Stock, or any securities convertible into or exchangeable or exercisable for the Convertible Debentures or Common Stock or any such other securities) within the six-month period next preceding the date hereof, and (b) the Company shall not permit any of its directors, officers or affiliates directly or indirectly to take, any action (including, without limitation, any offering or sale to any Person of the Convertible Debentures, Warrants or shares of Common Stock), so as in either (a) or (b) or both to make unavailable the exemption from Securities Act registration being relied upon by the Company for the offer and sale to Investors of the Convertible Debentures (and the Conversion Shares) or the Warrants (and the Warrant Shares) as contemplated by this Agreement.

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     Section 4.12.  Litigation and Other Proceedings.  Except as disclosed in the SEC Documents, there are no lawsuits or proceedings pending or, to the knowledge of the Company, threatened, against the Company or any subsidiary, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which could reasonably be expected to have a Material Adverse Effect. Except as set forth in the SEC Documents, no judgment, order, writ, injunction or decree or award has been issued by or, to the knowledge of the Company, requested of any court, arbitrator or governmental agency which could result in a Material Adverse Effect.

     Section 4.13. No Misleading or Untrue Communication. The Company and, to the knowledge of the Company, any person representing the Company, or any other person selling or offering to sell the Convertible Debentures or the Warrants in connection with the transaction contemplated by this Agreement, have not made, at any time, any oral communication in connection with the offer or sale of the same which, together with all such communications, including the SEC Documents, taken as a whole, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

     Section 4.14. Material Non-Public Information. The Company has not disclosed to the Investors any material non-public information that (i) if disclosed, would reasonably be expected to have a material effect on the price of the Common Stock or (ii) according to applicable law, rule or regulation, should have been disclosed publicly by the Company prior to the date hereof but which has not been so disclosed.

     Section 4.15. Insurance. The Company and each subsidiary maintains property and casualty, general liability, workers' compensation, environmental hazard, personal injury and other similar types of insurance with financially sound and reputable insurers that is adequate, consistent with industry standards and the Company's historical claims experience. The Company has not received notice from, and has no knowledge of any threat by, any insurer (that has issued any insurance policy to the Company) that such insurer intends to deny coverage under or cancel, discontinue or not renew any insurance policy presently in force.

     Section 4.16. Tax Matters. (a) The Company and each subsidiary has filed all Tax Returns which it is required to file under applicable laws; all such Tax Returns are true and accurate in all material respects and have been prepared in compliance with all applicable laws; the Company has paid all Taxes due and owing by it or any subsidiary (whether or not such Taxes are required to be shown on a Tax Return) and have withheld and paid over to the appropriate taxing authorities all Taxes which it is required to withhold from amounts paid or owing to any employee, stockholder, creditor or other third parties; and since December 31, 1998, the charges, accruals and reserves for Taxes with respect to the Company (including any provisions for deferred income taxes) reflected on the books of the Company are adequate to cover any Tax liabilities of the Company if its current tax year were treated as ending on the date hereof.

     (b) No claim has been made by a taxing authority in a jurisdiction where the Company does not file tax returns that the Company or any subsidiary is or may be subject to taxation by that jurisdiction. There are no foreign, federal, state or local tax audits or administrative or judicial proceedings pending or being conducted with respect to the Company or any subsidiary; no information related to Tax matters has been requested from the Company by any foreign, federal, state or local taxing authority; and no written notice indicating an intent to open an audit or other review has been received by the Company or any subsidiary from any foreign, federal, state or local taxing authority. There are no material unresolved questions or claims concerning the Company's Tax liability. The Company (A) has not executed or entered into a closing agreement pursuant to sec. 7121 of the Internal Revenue Code or any predecessor provision thereof or any similar provision of state, local or foreign law; or (B) has not agreed to or is required to make any adjustments pursuant to sec. 481 (a) of the Internal Revenue Code or any similar provision of state, local or foreign law by reason of a change in accounting method initiated by the Company or any of its subsidiaries or has any knowledge that the IRS has proposed any such adjustment or change in accounting method, or has any application pending with any taxing authority requesting permission for any changes in accounting methods that relate to the business or operations of the Company. The Company has not been a United States real property holding corporation within the meaning of sec. 897(c)(2) of the Internal Revenue Code during the applicable period specified in sec. 897(c)(1)(A)(ii) of the Internal Revenue Code.

     (c) The Company has not made an election under sec. 341(f) of the Internal Revenue Code. The Company is not liable for the Taxes of another person that is not a subsidiary of the Company (A) under Treas. Reg. sec. 1.1502-6 (or comparable provisions of state, local or foreign law), (B) as a transferee or successor, (C) by contract or indemnity or (D) otherwise. The Company is not a party to any tax sharing agreement. The Company has not made any payments, is not obligated to make payments nor is the Company a party to an agreement that could obligate it to make any payments that would not be deductible under sec. 280G of the Internal Revenue Code.

     (d) For purposes of this Section 4.16:

          "IRS" means the United States Internal Revenue Service.

          "Tax" or "Taxes" means federal, state, county, local, foreign, or other income, gross receipts, ad valorem, franchise, profits, sales or use, transfer, registration, excise, utility, environmental, communications, real or personal property, capital stock, license, payroll, wage or other withholding, employment, social security, severance, stamp, occupation, alternative or add-on minimum, estimated and other taxes of any kind whatsoever (including, without limitation, deficiencies, penalties, additions to tax, and interest attributable thereto) whether disputed or not.

          "Tax Return" means any return, information report or filing with respect to Taxes, including any schedules attached thereto and including any amendment thereof.

     Section 4.17. Property. Neither the Company nor any of its subsidiaries owns any real property. Each of the Company and its subsidiaries has good and marketable title to all personal property owned by it, free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company; and to the Company's knowledge any real property, mineral or water rights, and buildings held under lease by the Company as tenant are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and intended to be made of such property, mineral or water rights, and buildings by the Company.

     Section 4.18. Intellectual Property. Each of the Company and its subsidiaries owns or possesses adequate and enforceable rights to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of its business as now being conducted. To the Company's knowledge, except as disclosed in the SEC Documents neither the Company nor any of its subsidiaries is infringing upon or in conflict with any right of any other person with respect to any Intangibles. Except as disclosed in the SEC Documents, no adverse claims have been asserted by any person to the ownership or use of any Intangibles and the Company has no knowledge of any basis for such claim.

     Section 4.19. Internal Controls and Procedures. The Company maintains books and records and internal accounting controls which provide reasonable assurance that (i) all transactions to which the Company or any subsidiary is a party or by which its properties are bound are executed with management's authorization; (ii) the recorded accounting of the Company's consolidated assets is compared with existing assets at regular intervals; (iii) access to the Company's consolidated assets is permitted only in accordance with management's authorization; and (iv) all transactions to which the Company or any subsidiary is a party or by which its properties are bound are recorded as necessary to permit preparation of the financial statements of the Company in accordance with U.S. generally accepted accounting principles.

     Section 4.20. Payments and Contributions. Neither the Company, any subsidiary, nor any of its directors, officers or, to its knowledge, other employees has (i) used any Company funds for any unlawful contribution, endorsement, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment of Company funds to any foreign or domestic government official or employee; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of

1977, as amended; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other similar payment to any person with respect to Company matters.

     Section 4.21. No Misrepresentation. The representations and warranties of the Company contained in this Agreement, any schedule, annex or exhibit hereto and any agreement, instrument or certificate furnished by the Company to the Investors pursuant to this Agreement, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                   ARTICLE V

                           COVENANTS OF THE INVESTORS

     Each Investor, severally and not jointly, covenants with the Company that:

     Section 5.1. Compliance with Law. The Investor's trading activities with respect to shares of the Company's Common Stock will be in compliance with all applicable state and federal securities laws, rules and regulations and rules and regulations of the Principal Market on which the Company's Common Stock is listed.

                                   ARTICLE VI

                            COVENANTS OF THE COMPANY

     Section 6.1. Registration Rights. The Company shall cause the Registration Rights Agreement to remain in full force and effect and the Company shall comply in all material respects with the terms thereof.

     Section 6.2. Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to issue the Conversion Shares and the Warrant Shares pursuant to any conversion of the Convertible Debentures or exercise of the Warrants. The number of shares so reserved from time to time, as theretofore increased or reduced as hereinafter provided, may be reduced by the number of shares actually delivered pursuant to any conversion of the Convertible Debentures or exercise of the Warrants and the number of shares so reserved shall be increased or decreased to reflect potential increases or decreases in the Common Stock that the Company may thereafter be obligated to issue by reason of adjustments to the Warrants. The Company further agrees that if at any time 200% of the number of shares of Common Stock issuable upon conversion of the Convertible Debentures and exercise of the Warrants would cause the Company to be obligated to issue a number of shares of Common Stock in excess of its authorized capital (after taking into account all other Capital Shares Equivalents then existing), it shall promptly commence all necessary corporate and shareholder action necessary to increase its authorized capital so as to eliminate the aforesaid condition.

     Section 6.3. Listing of Common Stock. The Company hereby agrees to maintain the listing of the Common Stock on a Principal Market, and as soon as reasonably practicable following the Closing to list the Conversion Shares and the Warrant Shares on the Principal Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Principal Market, it will include in such application the Conversion Shares and the Warrant Shares, and will take such other action as is necessary or desirable in the opinion of the Investors to cause the Conversion Shares and Warrant Shares to be listed on such other Principal Market as promptly as possible. The Company will take all action to continue the listing and trading of its Common Stock on a Principal Market (including, without limitation, maintaining sufficient net tangible assets) and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market and shall provide Investors with copies of any correspondence to or from such Principal Market which questions or threatens delisting of the Common Stock, within three (3) Trading Days of the Company's receipt thereof, until the Investors have disposed of all of their Registrable Securities. The Company agrees to present a proposal for stockholder approval at its next meeting of stockholders, which shall be scheduled to be held no later than seventy-five
(75) days after the Closing,
subject only to SEC review of the proxy statement with respect thereto, to permit the Company to issue a number of Conversion Shares and Warrant Shares which is in excess of 19.9% of the number of the Company's issued and outstanding shares of Common Stock on the Closing Date, with the recommendation of the Board of Directors that such proposal be approved.

     Section 6.4. Exchange Act Registration. The Company will cause its Common Stock to continue to be registered under Section 12(b) or (g) of the Exchange Act, will use its best efforts to comply in all respects with its reporting and filing obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by the Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Act until the Investors have disposed of all of their Registrable Securities.

     Section 6.5. Legends. The certificates evidencing the Registrable Securities shall be free of legends, except as set forth in Article IX.

     Section 6.6. Corporate Existence; Conflicting Agreements. The Company will take all steps necessary to preserve and continue the corporate existence of the Company. The Company shall not enter into any agreement, the terms of which agreement would restrict or impair the right or ability of the Company to perform any of its obligations under this Agreement or any of the other agreements attached as exhibits hereto.

     Section 6.7. Consolidation; Merger. The Company shall not, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity (a "Consolidation Event") unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument or by operation of law the Company's obligations under this Agreement, including the obligation to deliver to the Investors such shares of stock and/or securities as the Investors are entitled to receive pursuant to this Agreement and the Convertible Debentures.

     Section 6.8. Issuance of Convertible Debentures and Warrant Shares. The sale of the Convertible Debentures and the Warrants and the issuance of the Warrant Shares pursuant to exercise of the Warrants and the Conversion Shares upon conversion of the Convertible Debentures shall be made in accordance with the provisions and requirements of Section 4(2), 4(6) or Regulation D and any applicable state securities law. The Company shall make any necessary SEC and "blue sky" filings required to be made by the Company in connection with the sale of the Securities to the Investors as required by all applicable laws, and shall provide a copy thereof to the Investors promptly after such filing.

     Section 6.9. Right to Participate in Future Financing. The Company agrees that it will not enter into any sale of Capital Shares Equivalents until one year after the Effective Date of the Registration Statement without offering each Investor, severally and not jointly, the right to participate in such sale to the extent of the Investor's pro-rata interest in the Company at such time, assuming conversion of the Convertible Debenture at that time. This right shall not apply to the current Hambrecht & Quist equity line or the contemplated Vector or Boles financing transactions.

     Section 6.10. Use of Proceeds. The Company agrees to use the entire net proceeds from the sale of the Convertible Debentures to repay existing secured indebtedness of the Company.

                                  ARTICLE VII
                           SURVIVAL; INDEMNIFICATION

     Section 7.1. Survival. The representations, warranties and covenants made by each of the Company and each Investor in this Agreement, the annexes, schedules and exhibits hereto and in each instrument, agreement and certificate entered into and delivered by them pursuant to this Agreement, shall survive the Closing and the consummation of the transactions contemplated hereby. In the event of a breach or violation of any of such representations, warranties or covenants, the party to whom such representations, warranties or covenants have been made shall have all rights and remedies for such breach or violation available to it under the provisions of this Agreement, irrespective of any investigation made by or on behalf of such party on or prior to the Closing Date.

     Section 7.2. Indemnity. (a) The Company hereby agrees to indemnify and hold harmless the Investors, their respective Affiliates (as defined in SEC Rule
405) and their respective officers, directors, partners and members (collectively, the "Investor Indemnitees"), from and against any and all Damages, in each case promptly as incurred by the Investor Indemnitees and to the extent arising out of or in connection with:

          (i) any misrepresentation, omission of fact or breach of any of the Company's representations or warranties contained in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant to this Agreement; or

          (ii) any failure by the Company to perform in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant to this Agreement; or

          (iii) any action instituted against the Investors, or any of them, by any stockholder of the Company who is not an Affiliate of an Investor, with respect to any of the transactions contemplated by this Agreement.

     (b) Each Investor, severally and not jointly, hereby agrees to indemnify and hold harmless the Company, its Affiliates and their respective officers, directors, partners and members (collectively, the "Company Indemnitees"), from and against any and all Damages, in each case promptly as incurred by the Company Indemnitees and to the extent arising out of or in connection with:

          (i) any misrepresentation, omission of fact, or breach of any of the Investor's representations or warranties contained in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Investor pursuant to this Agreement; or

          (ii) any failure by the Investor to perform in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Agreement or any instrument, certificate or agreement entered into or delivered by the Investor pursuant to this Agreement.

     Section 7.3. Notice. Promptly after receipt by either party hereto seeking indemnification pursuant to Section 7.2 (an "Indemnified Party") of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a "Claim"), the Indemnified Party promptly shall notify the party from whom indemnification pursuant to Section 7.2 is being sought (the "Indemnifying Party") of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is actually prejudiced by such omission or delay. In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (x) the Indemnifying Party shall have agreed to pay such fees, out-of-pocket costs and expenses, (y) the Indemnified Party reasonably shall have concluded that representation of the Indemnified Party and the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party, or (z) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim. If the Indemnified Party employs separate legal counsel in circumstances other than as described in clauses (x), (y) or (z) above, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of legal counsel for the Indemnified Party (together with appropriate local counsel). The Indemnifying Party shall not, without the prior written consent of the Indemnified Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnified Party from all liabilities with respect to such Claim or judgment.

     Section 7.4. Direct Claims. In the event one party hereunder should have a claim for indemnification that does not involve a claim or demand being asserted by a third party, the Indemnified Party promptly shall deliver notice of such claim to the Indemnifying Party. If the Indemnified Party disputes the claim, such dispute shall be resolved by mutual agreement of the Indemnified Party and the Indemnifying Party or by binding arbitration conducted in accordance with the procedures and rules of the American Arbitration Association as set forth in Article X. Judgment upon any award rendered by any arbitrators may be entered in any court having competent jurisdiction thereof.

                                  ARTICLE VIII
        DUE DILIGENCE REVIEW; NON-DISCLOSURE OF NON-PUBLIC INFORMATION.

     Section 8.1. Due Diligence Review. Subject to Section 8.2, the Company shall make available for inspection and review by the Investors, advisors to and representatives of the Investors (who may or may not be affiliated with the Investors and who are reasonably acceptable to the Company), any underwriter participating in any disposition of the Registrable Securities on behalf of the Investors pursuant to the Registration Statement, any such registration statement or amendment or supplement thereto or any blue sky, Nasdaq or other filing, all SEC Documents and other filings with the SEC, and all other publicly available corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such publicly available information reasonably requested by the Investors or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investors and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

     Section 8.2. Non-Disclosure of Non-Public Information. (a) The Company shall not disclose material non-public information to the Investors, advisors to or representatives of the Investors unless prior to disclosure of such information the Company identifies such information as being non-public information and provides the Investors, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. Other than disclosure of any comment letters received from the SEC staff with respect to the Registration Statement, the Company may, as a condition to disclosing any non-public information hereunder, require the Investors' advisors and representatives to enter into a confidentiality agreement in form and content reasonably satisfactory to the Company and the Investors.

     (b) Nothing herein shall require the Company to disclose material non-public information to the Investors or their advisors or representatives, and the Company represents that it does not disseminate material non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, promptly notify the advisors and representatives of the Investors and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting material non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 8.2 shall be construed to mean that such persons or entities other than the Investors (without the written consent of the Investors prior to disclosure of such information as set forth in Section 8.2(a)) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that the Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

                                   ARTICLE IX
                      LEGENDS; TRANSFER AGENT INSTRUCTIONS

     Section 9.1. Legends. Unless otherwise provided below, each certificate representing Registrable Securities will bear the following legend or equivalent (the "Legend"):

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM SUCH REGISTRATION.

     Section 9.2. Transfer Agent Instructions. Upon Closing, the Company will issue to the transfer agent for its Common Stock (and to any substitute or replacement transfer agent for its Common Stock upon the Company's appointment of any such substitute or replacement transfer agent) instructions substantially in the form of Exhibit F hereto. Such instructions shall be irrevocable by the Company from and after the date hereof or from and after the issuance thereof to any such substitute or replacement transfer agent, as the case may be.

     Section 9.3. No Other Legend or Stock Transfer Restrictions. No legend other than the one specified in Section 9.1 has been or shall be placed on the share certificates representing the Registrable Securities and no instructions or "stop transfer orders," "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Article IX.

     Section 9.4. Investors' Compliance. Nothing in this Article shall affect in any way each Investor's obligations to comply with all applicable securities laws upon resale of the Common Stock.

                                   ARTICLE X
                           CHOICE OF LAW; ARBITRATION

     Section 10.1. Governing Law/Arbitration. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made in New York by persons domiciled in New York City and without regard to its principles of conflicts of laws. Any dispute under this Agreement shall be submitted to arbitration under the American Arbitration Association (the "AAA") in New York City, New York, and shall be finally and conclusively determined by the decision of a board of arbitration consisting of three (3) members (hereinafter referred to as the "Board of Arbitration") selected according to the rules governing the AAA. The Board of Arbitration shall meet on consecutive business days in New York City, New York, and shall reach and render a decision in writing (concurred in by a majority of the members of the Board of Arbitration) with respect to the amount, if any, which the losing party is required to pay to the other party in respect of a claim filed. In connection with rendering its decisions, the Board of Arbitration shall adopt and follow the laws of the State of New York unless the matter at issue is the corporation law of the company's state of incorporation, in which event the corporation law of such jurisdiction shall govern such issue. To the extent practical, decisions of the Board of Arbitration shall be rendered no more than thirty (30) calendar days following commencement of proceedings with respect thereto. The Board of Arbitration shall cause its written decision to be delivered to all parties involved in the dispute. Any decision made by the Board of Arbitration (either prior to or after the expiration of such thirty (30) calendar day period) shall be final, binding and conclusive on the parties to the dispute, and entitled to be enforced to the fullest extent permitted by law and entered in any court of competent jurisdiction. The Board of Arbitration shall be authorized and is hereby directed to enter a default judgment against any party failing to participate in any proceeding hereunder within the time periods set forth in the AAA rules. The non-prevailing party to any arbitration (as determined by the Board of Arbitration) shall pay the expenses of the prevailing party, including reasonable attorney's fees, in connection with such arbitration. Any party shall be entitled to obtain injunctive relief from a court in any case where such relief is available.

                                   ARTICLE XI
                                   ASSIGNMENT

     Section 11.1. Assignment. Neither this Agreement nor any rights of the Investors or the Company hereunder may be assigned by either party to any other person. Notwithstanding the foregoing, (a) the provisions of this Agreement shall inure to the benefit of, and be enforceable by, any permitted transferee of any of the Convertible Debentures or Warrants purchased or acquired by any Investor hereunder with respect to the Convertible Debentures or Warrants held by such person, and (b) upon the prior written consent of the Company, which consent shall not unreasonably be withheld or delayed, each Investor's interest in this Agreement may be assigned at any time, in whole or in part, to any other person or entity (including any Affiliate of the Investor) who agrees to make the representations and warranties contained in Article III and who agrees to be bound by the terms of this Agreement.

                                  ARTICLE XII
                                    NOTICES

     Section 12.1. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) hand delivered,
(ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the first business day following the date of sending by reputable courier service, fully prepaid, addressed to such address, or (c) upon actual receipt of such mailing, if mailed. The addresses for such communications shall be:

If to the Company:                             UOL Publishing, Inc.
                                               8251 Greensboro Drive
                                               Suite 500
                                               McLean, VA 22102
                                               Attention: Narasimhan P. Kannan, CEO
                                               Telephone: (703) 893-7800
                                               Facsimile: (703) 893-1905

with a copy to (shall not constitute notice):  Wyrick Robbins Yates & Ponton LLP
                                               4101 Lake Boone Trail, Suite 300
                                               Raleigh, NC 27615
                                               Attention: Donald R. Reynolds, Esq.
                                               Telephone: (919) 781-4000
                                               Facsimile: (919) 781-4865

if to the Investors:                           As set forth on the signature pages hereto

with a copy to:                                Joseph A. Smith, Esq.
(shall not constitute notice)                  Epstein Becker & Green, P.C.
                                               250 Park Avenue
                                               New York, New York
                                               Telephone: (212) 351-4500
                                               Facsimile: (212) 661-0989

Either party hereto may from time to time change its address or facsimile number for notices under this Section 12.1 by giving written notice of such changed address or facsimile number to the other party hereto as provided in this
Section 12.1.

                                  ARTICLE XIII
                                 MISCELLANEOUS

     Section 13.1. Counterparts/Facsimile/Amendments. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. Except as otherwise stated herein, in lieu of the original documents, a facsimile transmission or copy of the original documents shall be as effective and enforceable as the original. This Agreement may be amended only by a writing executed by all parties.

     Section 13.2. Entire Agreement. This Agreement, the agreements attached as Exhibits hereto, which include, but are not limited to the Convertible Debentures, the Warrants, the Escrow Agreement, and the Registration Rights Agreement, set forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. The terms and conditions of all Exhibits to this Agreement are incorporated herein by this reference and shall constitute part of this Agreement as is fully set forth herein.

     Section 13.3. Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

     Section 13.4. Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     Section 13.5. Number and Gender. There may be one or more Investors parties to this Agreement, which Investors may be natural persons or entities. All references to plural Investors shall apply equally to a single Investor if there is only one Investor, and all references to an Investor as "it" shall apply equally to a natural person.

     Section 13.6. Replacement of Certificates. Upon (i) receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of a certificate representing the Convertible Debentures or any Conversion Shares or Warrants or any Warrant Shares and (ii) in the case of any such loss, theft or destruction of such certificate, upon delivery of an indemnity agreement or security reasonably satisfactory in form to the Company (which shall not include the posting of any bond unless required by the Company's transfer agent) or (iii) in the case of any such mutilation, on surrender and cancellation of such certificate, the Company at its expense will execute and deliver, in lieu thereof, a new certificate of like tenor.

     Section 13.7. Fees and Expenses. Each of the Company and the Investors agrees to pay its own expenses incident to the execution and delivery of this Agreement and each agreement which is an Exhibit hereto, except that the Company shall pay the fees, expenses and disbursements of Epstein Becker & Green, P.C., counsel to the Investors, in an amount equal to $20,000, and shall reimburse BH Capital Investments, L.P. $5,000 in consideration of its due diligence with respect to the Company, all as set forth in the Escrow Agreement. The Company shall reimburse the Investors for their reasonable expenses and legal fees incurred in enforcing this Agreement or in any modifications or waivers with respect thereto. The Company shall be responsible for all fees and expenses of its financial advisor, Cardinal Capital Management.

     Section 13.8. Brokerage. Each of the parties hereto represents that it has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other. The Company on the one hand, and the Investors, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

     Section 13.9. Publicity. The Company agrees that it will not issue any press release or other public announcement of the transactions contemplated by this Agreement without the prior consent of the Investors, which shall not be unreasonably withheld nor delayed by more than two (2) Trading Days from their receipt of such proposed release. No release shall name the Investors without their express consent.

     IN WITNESS WHEREOF, the parties hereto have caused this Convertible Debenture and Warrants Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                                          UOL PUBLISHING, INC.

                                          By:
                                          --------------------------------------

Address: 175 Bloor Street East                           Investor: BH Capital Investments, L.P.
South Tower, 7th Floor                                   By: HB and Co., Inc., its General Partner
Toronto, Ontario, Canada M4W 3R8                         By:
Fax: 416-929-5314                                        ----------------------------------------------
Principal Amount of Debentures Purchased: $1,250,000         Name: Henry Brachfeld
                                                                      Authorized Signatory

Address: 33 Prince Arthur Avenue                         Investor: Excalibur Limited Partnership
Toronto, Ontario, Canada M5R 1B2                         By: Excalibur Capital Management, Inc.
Fax: 416-964-8868                                        By:
Principal Amount of Debentures Purchased: $1,250,000     ----------------------------------------------
                                                             Name: William Hechter, President

                                                                      APPENDIX D

                 9% SECURED SUBORDINATED CONVERTIBLE DEBENTURE

        NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

[NO.      ]                                                     [US $          ]

                              UOL PUBLISHING, INC.

      9% SECURED SUBORDINATED CONVERTIBLE DEBENTURE DUE DECEMBER 15, 2000

     THIS DEBENTURE is issued by UOL PUBLISHING, INC., a corporation organized and existing under the laws of the State of Delaware (the "Company") and is designated as its 9% Secured Subordinated Convertible Debenture Due December 15, 2000.

     FOR VALUE RECEIVED, the Company promises to pay to [INVESTOR], or permitted
assigns (the "Holder"), the principal sum of [          AND 00/100 (US $XX,000)
DOLLARS] on December 15, 2000 (the "Maturity Date") and to pay interest on the principal sum outstanding from time to time quarterly in arrears at the rate of 9% per annum accruing from the date of initial issuance. Accrual of interest shall commence on the first business day to occur after the date of initial issuance and continue daily on the basis of a 360 day year until payment in full of the principal sum has been made or duly provided for. Quarterly interest payments shall be due and payable on September 1, December 1, March 1 and June 1 of each year, commencing with September 1, 1999. If any interest payment date or the Maturity Date is not a business day in the State of New York, then such payment shall be made on the next succeeding business day. Subject to the provisions of Section 4 below, principal and accrued interest on this Debenture is payable at the option of the Company, in cash or in registered shares of Common Stock of the Company, $.01 par value per share ("Common Stock") valued at the Conversion Price (as defined herein) on the interest payment date or the Maturity Date, as applicable, at the address last appearing on the Debenture Register of the Company as designated in writing by the Holder from time to time. The Company will pay the principal of and any accrued but unpaid interest due upon this Debenture on the Maturity Date, less any amounts required by law to be deducted, to the registered holder of this Debenture as of the tenth day prior to the Maturity Date and addressed to such holder at the last address appearing on the Debenture Register. The forwarding of such check, or the required number of shares of Common Stock determined pursuant to the provisions of Section 4 below, shall constitute a payment of principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this Debenture to the extent of the sum represented by such check or the equivalent Conversion Price value of such shares of Common Stock (as defined in Section 3 below) plus any amounts so deducted.

     This Debenture is subject to the following additional provisions:

     1. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments, and Holder shall execute and deliver all required documentation in connection therewith.

     2. This Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the

"Act"), and other applicable state and foreign securities laws. The Holder shall deliver written notice to the Company of any proposed transfer of this Debenture. In the event of any proposed transfer of this Debenture, the Company may require, prior to issuance of a new Debenture in the name of such other person, that it receive reasonable transfer documentation including legal opinions that the issuance of the Debenture in such other name does not and will not cause a violation of the Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary. This Debenture has been executed and delivered pursuant to the Convertible Debenture and Warrants Purchase Agreement dated as of June 4, 1999 between the Company and the original Holder (the "Purchase Agreement"), and is subject to the terms and conditions of the Purchase Agreement, which are, by this reference, incorporated herein and made a part hereof. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement.

     3. Subject to Section 4 below, the Holder of this Debenture is entitled, at its option, to convert at any time commencing ninety (90) days after the date hereof, the principal amount of this Debenture or any portion thereof, together with accrued but unpaid interest, into shares of Common Stock of the Company ("Conversion Shares"); provided, that the Holder may not convert more than fifteen percent (15%) of the original principal balance of this Debenture per month, on a cumulative basis. For further clarity, if the Holder does not convert any part of this Debenture in month one, it may convert up to 30% of the original principal balance at the beginning of month 2, and would be able to convert a further 15% of the original principal balance at the beginning of month three. The conversion price for each share of Common Stock ("Conversion Price") shall be $5.55 and shall be adjusted proportionately for any subsequent stock splits, stock dividends and reverse stock splits.

     4. If the Market Price (as defined in the Purchase Agreement) on any Conversion Date is less than the Conversion Price established in Section 3, then the Company shall have the option, upon at least seven (7) days' prior written notice to the holder, to pay the Holder (i) in shares of Common Stock with a Conversion Price equal to eighty-five percent (85%) of the two lowest consecutive closing bid prices of the Common Stock during the twenty (20) Trading Days immediately preceding the Conversion Date, or else (ii) in cash in an amount equal to 110% of the principal amount sought to be converted, if such Conversion Date occurs no later than 210 days after the date hereof, or 115% of the principal amount sought to be converted at any time thereafter, together with, in either case, all accrued but unpaid interest thereon. Further, if the Company shall honor any conversion request in cash in accordance with this Section no later than 210 days after the date hereof, the Company shall also issue the Holder an additional number of Warrants, identical to the Warrants issued at Closing, in a number equal to twenty percent (20%) of the number of Warrants issued to the holder at Closing. If notice of the Company's election to pay the holder in cash is not received by the Holder at least seven (7) days prior to the receipt by the Company of a Conversion Notice, the Company shall pay the holder in shares of Common Stock. Notwithstanding anything to the contrary contained herein, in the event that a conversion (when aggregated with all prior conversions of portions of this Debenture and any other Convertible Debenture issued pursuant to the Purchase Agreement and all shares of Common Stock issuable upon exercise of the Warrants (as defined in the Purchase Agreement)) required the Company to issue a number of shares of Common Stock which would exceed 19.9% of the number of shares of Common Stock issued and outstanding on the issuance date of this Debenture, the Company shall issue only such number of shares of Common Stock as shall not exceed such limit and shall pay the Holder cash in the amount of the Market Price for the number of shares of Common Stock in excess of such number of shares into which this Debenture (or the portion thereof then being converted) is then convertible at the current Conversion Price, unless the Company has obtained shareholder approval for such issuance pursuant to the rules of The Nasdaq Stock Market, or as otherwise permitted by The Nasdaq Stock Market.

     5. (a) Conversion shall be effectuated by surrendering this Debenture to the Company (if such Conversion will convert all outstanding principal) together with the form of conversion notice attached hereto as Exhibit A (the "Notice of Conversion"), executed by the Holder of this Debenture evidencing such

Holder's intention to convert this Debenture or a specified portion (as above provided) hereof, and accompanied, if required by the Company, by proper assignment hereof in blank. Interest accrued or accruing from the date of issuance to the date of conversion shall, at the option of the Company, be paid in cash as set forth above or in Common Stock upon conversion at the Conversion Price on the Conversion Date. No fraction of a share or scrip representing a fraction of a share will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share, without compensation to the holder or the Company for such fraction. The date on which Notice of Conversion is given (the "Conversion Date") shall be deemed to be the date on which the Holder faxes the Notice of Conversion duly executed to the Company. Facsimile delivery of the Notice of Conversion shall be accepted by the Company at facsimile number (703) 893-1905 Attn.: Narasimhan P. Kannan, C.E.O. Certificates representing Common Stock upon conversion will be delivered to the Holder within three (3) Trading Days from the date the Notice of Conversion is delivered to the Company. Delivery of shares upon conversion shall be made to the address specified by the Holder in the Notice of Conversion.

       (b) The Company understands that a delay in the issuance of shares of Common Stock upon a conversion beyond the five (5) Trading Day period described in Section 5(a) could result in economic loss to the Holder. As compensation to the Holder for such loss, the Company agrees to pay liquidated damages to the Holder for late issuance of shares of Common Stock upon conversion in the amount of three percent (3%) per month of the principal amount converted, pro-rated for each day of delay beyond five (5) Trading Days; provided, that such liquidated damages shall be tolled for each Trading Day when such delivery is delayed due to force majeure.

     The Company shall pay any payments incurred under this Section 5(b) in immediately available funds upon demand. Nothing herein shall limit Holder's right to pursue injunctive relief and/or actual damages for the Company's failure to issue and deliver Common Stock to the Holder, including, without limitation, the Holder's actual losses occasioned by any "buy-in" of Common Stock necessitated by such late delivery. Furthermore, in addition to any other remedies which may be available to the Holder, in the event that the Company fails for any reason to effect delivery of such shares of Common Stock within five (5) Trading Days from the date the Notice of Conversion is delivered to the Company, the Holder will be entitled to revoke the relevant Notice of Conversion by delivering a notice to such effect to the Company, whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion, and in such event no liquidated damages shall be due in connection with such withdrawn conversion.

       (c) The Holder shall be entitled to exercise its conversion privilege notwithstanding the commencement of any case under 11 U.S.C. sec. 101 et seq. (the "Bankruptcy Code"). In the event the Company is a debtor under the Bankruptcy Code, the Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. sec. 362 in respect of the Holder's conversion privilege.

     6. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin or currency or shares of Common Stock, herein prescribed. This Debenture is a direct obligation of the Company.

     7. No recourse shall be had for the payment of the principal of, or the interest on, this Debenture, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, employee, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     8. If any of the following events occurs:

          (a) the Company merges or consolidates with another corporation or sells or transfers all or substantially all of its assets to another person; or

          (b) the Company fails to issue shares of Common Stock to the Holder or to cause its Transfer Agent to issue shares of Common Stock upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Debenture, fails to transfer or to cause its Transfer Agent to transfer any certificate for shares of Common Stock issued to the Holder upon conversion of this Debenture as and when required by this Debenture or the Registration Rights Agreement, and such transfer is otherwise lawful, or fails to remove any restrictive legend or to cause its Transfer Agent to transfer any certificate or any shares of Common Stock issued to the Holder upon conversion of this Debenture as and when required by this Debenture, the Purchase Agreement or the Registration Rights Agreement and such legend removal is otherwise lawful, and any such failure shall continue uncured for five (5) business days; or

          (c) the Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under the Purchase Agreement, the Security Agreement, the Registration Rights Agreement or this Debenture, including, without limitation, any failure to obtain shareholder approval to issue shares upon conversion of this Debenture in excess of 19.9% of the number of shares of Common Stock issued and outstanding on the issuance date hereof, or to cause an increase in the authorized capital of the Company when required by the Purchase Agreement, or the Company does not have registered shares of Common Stock available for issuance upon conversion of this Debenture at any time after the period required by the Registration Rights Agreement, or the Registration Statement is not effective within 150 days of the issuance date hereof, or the Registration Statement shall be suspended from effectiveness for any reason for in excess of thirty (30) days in any twelve (12) month period, and such failure shall continue uncured for a period of five (5) days after written notice from the Holder of such failure; or

          (d) the Company shall not have its Common Stock listed for trading on a Principal Market for in excess of five (5) Trading Days;

     Then, in any of such events, the Company shall, upon written demand of the Holder, repurchase this Debenture at a price equal to the fair market value of the shares of Common Stock the remaining principal balance hereof, plus all accrued but unpaid interest through the date of such repayment, would otherwise convert into. Such payment shall be made within three (3) Trading Days of such demand, and if not paid within such period, the Company shall pay the Holder liquidated damages of three percent (3%) per month of such amount until paid, pro-rated for any partial months.

     9. The Holder of the Debenture, by acceptance hereof, agrees that this Debenture is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Debenture or the Shares of Common Stock issuable upon conversion thereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

     10. This Debenture shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

     11. The following shall constitute an "Event of Default":

        a. The Company shall default in the payment of principal or interest on this Debenture and same shall continue for a period of five (5) Trading Days; or

        b. Any of the representations or warranties made by the Company herein, in the Purchase Agreement, the Registration Rights Agreement, or in any agreement, certificate or financial or other written statements heretofore or hereafter furnished by the Company in connection with the execution and delivery of this Debenture or the Purchase Agreement shall be false or misleading in any material respect at the time made; or

        c. Any Senior Debt (as defined herein) shall declare an Event of Default with respect to such Senior Debt; or

        d. The Company shall (1) admit in writing its inability to pay its debts generally as they mature; (2) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (3) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

        e. A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

        f. Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or

        g. Any money judgment, writ or warrant of attachment, or similar process in excess of One Hundred Thousand ($100,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of sixty (60) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

        h. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

        i. The Company challenges, disputes or denies the right of the Holder to effect the conversion of this Debenture into Common Stock or otherwise dishonors or rejects any Notice of Conversion delivered in accordance with Section 5 or any Company stockholder who is not and has never been an Affiliate (as defined in Rule 405 under the Securities Act of 1933, as amended) of the Holder obtains a judgment or any injunctive relief from any court or public or governmental authority which denies, enjoins, limits, modifies, delays or disputes the right of the holder hereof to effect the conversion of this Debenture into Common Stock.

Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by a majority in interest of the holders of this series of Debentures (which waiver shall not be deemed to be a waiver of any subsequent default) and subject to the prior rights of the Senior Debt as defined in Section 14 hereof, at the option of a majority in interest of the holders and in the holders' sole discretion, the Holder may consider this Debenture immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law; provided, that any payment of this Debenture in connection with an Event of Default shall be made at the fair market value of the shares of Common Stock which would be issued at the Conversion Price on the date the Debenture becomes due and payable pursuant to this provision. Such payment shall be made within three (3) Trading Days of such demand, and if not paid within such period, the Company shall pay the holder liquidated damages of three percent (3%) per month of such amount until paid, pro-rated for any partial months.

     12. Nothing contained in this Debenture shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company, unless and to the extent converted in accordance with the terms hereof.

     13. In no event shall the Holder be permitted to convert this Debenture for shares of Common Stock in excess of the amount of this Debenture upon the conversion of which, (x) the number of shares of Common Stock owned by such Holder (other than shares of Common Stock issuable upon conversion of this Debenture) plus (y) the number of shares of Common Stock issuable upon conversion of this Debenture, would be equal to or exceed 9.9% of the number of shares of Common Stock then issued and outstanding, including shares issuable upon conversion of this Debenture held by such Holder after application of this
Section 13. As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. To the extent that the limitation contained in this Section 13 applies, the determination of whether this Debenture is convertible (in relation to other securities owned by the Holder) and of which a portion of this Debenture is convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder's determination of whether this Debenture is convertible (in relation to other securities owned by such holder) and of which portion of this Debenture is convertible, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. Nothing contained herein shall be deemed to restrict the right of a holder to convert this Debenture into shares of Common Stock at such time as such conversion will not violate the provisions of this Section 13. The provisions of this Section 13 may be waived by the Holder of this Debenture upon not less than 75 days' prior notice to the Company, and the provisions of this Section 13 shall continue to apply until such 75th day (or such later date as may be specified in such notice of waiver). No conversion of this Debenture in violation of this Section 13 but otherwise in accordance with this Debenture shall affect the status of the Common Stock issued upon such conversion as validly issued, fully-paid and nonassessable. If on the Maturity Date the conversion of this Debenture into Common Stock pursuant to Section 4 would cause the limit contained in the first sentence of this
Section 13 to be exceeded, such conversion of this Debenture shall occur up to such limit and the remaining unconverted portion of this Debenture shall be converted into Common Stock (1) in accordance with one or more Notices of Conversion delivered by the Holder or (2) 65 days after the Maturity Date, whichever is earlier. Notwithstanding anything contained herein to the contrary, no interest shall accrue after the Maturity Date on any such unconverted portion of this Debenture.

     14. In the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of the Company, or the proceeds thereof, to creditors of the company or upon any indebtedness of the Company, by reason of the liquidation, dissolution or other winding-up of the Company, or the Company's business or affairs, or in the event of any sale, receivership, insolvency or bankruptcy proceeding, assignment for the benefit of creditors or any other proceeding by or against the Company for any relief under any bankruptcy or insolvency law or laws relating to the relief of debtors, readjustment of indebtedness, reorganizations, compositions or extensions, then, and in each such event, each payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any of the obligations of the Company evidenced by this Note shall, until $1,000,000 in the aggregate of such payments and distributions shall have been paid on account of the Senior Debt (as defined below), be paid directly to the holders of the Senior Debt, for application on account of the Senior Debt. So long as any such Senior debt is outstanding or there exists any commitment which could give rise to any Senior Debt, upon the occurrence of an Event of Default hereunder, Holder shall not, for a period of up to 30 days from the occurrence of each such Event of Default, accelerate or declare that this
Note is forthwith due and payable, nor during such 30 day period shall Holder sue for payment of the Note or commence or join with any other creditor of the Company other than the holders of the Senior Debt or their agents until and unless the holders of the Senior Debt have accelerated the Senior Debt or the Company shall have initiated a bankruptcy proceeding, provided, that nothing contained herein shall prohibit or prevent the Holder from delivering written notice of default to the Company or to the holders of any of the Senior Debt. "Senior Debt" shall mean all existing and future obligations of the Company to one or more lenders in connection with loans in the maximum principal amount of $1,000,000 extended or to be extended by such lenders to the Company, and shall include the outstanding principal amount of such Senior Debt from time to time, whenever incurred.

     15. The obligations of the Company pursuant to this instrument are secured by a security interest in substantially all of the Company's assets, as set forth in a Security Agreement of even date herewith.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated: June   , 1999
                                          UOL PUBLISHING, INC.

                                          By:

                                          Name:

                                          Title:

                                   EXHIBIT A

                              NOTICE OF CONVERSION

                   (To be Executed by the Registered Holder)

     The undersigned hereby irrevocably elects to be repaid or convert, at the Company's option except as provided in Section 4 of the above Debenture,
$          of the principal amount of the above Debenture No.      into Shares
of Common Stock of UOL PUBLISHING, INC. (the "Company") according to the conditions hereof, as of the date written below.

Date of Conversion

Applicable Conversion Price

Accrued Interest

Number of shares to be issued:

Holder:

Signature

Title if applicable:

Address for delivery of shares or DTC account number for deposit of shares: _____________________________________________________________________

                                      PROXY

                              UOL PUBLISHING, INC.

                              8251 Greensboro Drive
                                    Suite 500
                             McLean, Virginia 22102

   SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS

       The undersigned hereby appoints Narasimhan P. Kannan and Michael A. Schwien, as proxies, each with full power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of Common Stock and/or Preferred Stock of UOL Publishing, Inc. (the "Company") held of record by the undersigned on July 12, 1999 at the Annual Meeting of Stockholders of the Company to be held on ____________, 1999 and any adjournments thereof.

       THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

       PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU CAN VOTE EITHER IN PERSON OR BY PROXY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

------------------                                            -----------------
SEE REVERSE SIDE   CONTINUED AND TO BE SIGNED ON REVERSE SIDE SEE REVERSE SIDE
------------------                                            -----------------

UOL PUBLISHING
c/o EquiServe
P.O. Box 8040
Boston, MA  02266-8040


Dear Stockholder:

Please take note of the important information enclosed with this Proxy. There are a number of issues related to the operation of the Company that require your immediate attention.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy in the enclosed postage paid envelope.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

UOL Publishing, Inc.

                                         DETACH HERE
-----------------------------------------------------------------------------------------------------
-------                                                                                                 ------
 [X]    Please
        mark votes
        as in this
        example.
-------
                                                 2.  To amend the Company's           FOR    AGAINST  ABSTAIN
                                                     Certificate of Incorporation
                                                     to change the Company's name
 1.  Election of Directors.                          to VCampus, Inc.                  [ ]      [ ]      [ ]

     Nominees: Narasimhan P. Kannan,
               Edson D. deCastro, John D. Sears,
               Kamyar Kaviani, William E.
               Kimberly, Barry K. Fingerhut,
               Steven M.H. Wallman
                                                 3.  To approve an amendment to
                                                     the Company's 1996 Stock
                                                     Plan to increase the number
                                                     of shares of Common Stock
                                                     reserved for issuance
                                                     thereunder by 1,000,000
                                                     shares.                           [ ]      [ ]      [ ]
        FOR                WITHHELD
        ALL                FROM ALL
      NOMINEES [ ]    [ ]  NOMINEES

                                                 4.  To approve the Company's
                                                     procurement of a private
                                                     equity line of credit of up
                                                     to $3 million with Hambrect
                                MARK HERE            & Quist Guaranty LLC
                                FOR                  pursuant to which the
                                ADDRESS              Company would be authorized
                                CHANGE AND           to issue convertible
  [ ]                           NOTE BELOW  [ ]      preferred stock;                  [ ]      [ ]      [ ]
      -------------------------
       For all nominees except
           as noted above

                                                 5.  To approve the $2.5 million
                                                     convertible debenture financing
                                                     with Excalibur Limited
                                                     Partnership and B.H. Capital
                                                     Investments, L.P.                   [ ]      [ ]      [ ]

                                                 6.  To ratify the appointment of
                                                     Ernst & Young LLP as
                                                     independent auditors of the
                                                     Company for 1999.                 [ ]      [ ]      [ ]

                                                 7.  In their discretion, the proxies
                                                     are authorized to vote upon such
                                                     other business as may properly
                                                     come before the meeting or any
                                                     adjournments thereof

                                                 Please sign exactly as your name(s) appear(s) hereon.
                                                 Joint owners should each sign.  Executors, administrators, trustees, guardians or other fiduciaries should give full
                                                 title as such.  If signing for a corporation, please sign
                                                 in full corporate name by a duly authorized officer.

Signature:____________________ Date:__________   Signature:___________________________ Date:__________

CORP-9291-115-132249-01